As filed with the SEC on October 5, 2021.	Registration Nos. 033-28551 811-04613
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ___ ☐
Post-Effective Amendment No. 44 ☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 114 ☑

(Check appropriate box or boxes.)
VARIABLE ACCOUNT C
(Exact Name of Registrant)
UNION SECURITY INSURANCE COMPANY
(Name of Depositor)
440 Mount Rushmore Road
Rapid City, South Dakota 57701
800-852-2244
(Address and telephone number of principal executive offices)
_________________
William J. Evers
Vice President and Corporate Counsel
The Prudential Insurance Company of America
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)
_________________

Approximate Date of Proposed Public Offering: ___

It is proposed that this filing will become effective (check appropriate space):

☐ immediately upon filing pursuant to paragraph (b) of rule 485
☐ on (date) pursuant to paragraph (b) of rule 485
☑ 60 days after filing pursuant to paragraph (a)(1) of rule 485
☐ on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act.

If appropriate, check the following box:
☑ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

WALL STREET SERIES VUL220
INDIVIDUAL, FLEXIBLE PREMIUM, VARIABLE UNIVERSAL LIFE INSURANCE POLICIES ISSUED BY:
UNION SECURITY INSURANCE COMPANY
Variable Account C
ADMINISTERED BY:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
751 BROAD STREET
NEWARK, NJ 07102
TELEPHONE: 800-231-5453
PROSPECTUS DATED: May 1, 2022
Union Security Insurance Company no longer offers these Policies for sale.

This Prospectus describes information about the Wall Street Series VUL220 variable life insurance Policy (the "Policy"). Some Policy features may not be available in some states and there may be variations in your Policy from descriptions contained in this prospectus because of differences in state law that affect the Policies.
Wall Street Series VUL220 is a contract between you (the "Policy Owner") and Union Security Insurance Company (“Union Security”, "the Company", “us”, "we", or "our"). The Policy is a flexible premium variable universal life insurance Policy. It is:
•Flexible premium, generally, you may decide when to make premium payments and in what amounts.
•Variable, because the value of your life insurance Policy will fluctuate with the performance of the underlying funds.
You may allocate your Premium Payment to “Sub-Accounts.” The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products and certain other non-public investors (“Funds”or "Underlying Funds"). These are not the same mutual funds that you buy through your direct brokerage account or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This Policy offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are described in greater detail in Appendix B: Funds Available Under the Policy section of this prospectus. The Funds are part of the following portfolio companies:

•BlackRock	•Fidelity® Investments	•Hartford
You may also choose to invest your premiums payments in the General Account.
Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus. Replacing any existing life insurance policy with this Policy may not be to your advantage.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for portfolio companies available under your Policy will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling 800-231-5453. Your election to receive reports in paper will apply to all portfolio companies available under your Policy.
In compliance with U.S. law, the Union Security Insurance Company delivers this prospectus to Policy Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Policy Owners while outside of the United States.
Additional information about certain investment products, including variable life insurance, has been prepared by the SEC's staff and is available at www.Investor.gov.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this Policy is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
The Policy was available for purchase through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in Variable Life Insurance is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

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KEY INFORMATION TABLE
Important Information You Should Consider About the Policy

FEES AND EXPENSES
Charges For Early Withdrawals
You may withdraw a portion of the Policy's Cash Surrender Value without being assessed a surrender charge. However, if you surrender your Policy for its Cash Surrender Value within the first 11 Policy Years (or within 11 years of an increase in Face Amount), you will be assessed a surrender charge. The maximum surrender charge is set forth in your Policy and ranges from $9 to $40 per $1,000 of Face Amount. You may be assessed a charge of up to $25 for each withdrawal.
For more information on early withdrawal charges, please refer to the Surrender Charge subsection of this prospectus.

Transaction Charges
In addition to a surrender charge, you may also be charged for other transactions. Such charges include a sales load on premiums paid under the Policy, tax charge (to cover local, state and federal taxes), transfer fees, and withdrawal fees.
For more information on transaction charges, please refer to the FEE TABLE section of this prospectus.

Ongoing Fees And Expenses
In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including such fees and expenses as those covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy. Such fees and expenses are set based on either a fixed rate or the characteristics of the Insured (e.g., age, sex, and risk classification). Investors should view the data pages of their Policy for applicable rates.
Policy Owners will also bear expenses associated with the Funds under the Policy, as shown in the following table:

	Annual Fee	Minimum	Maximum
	Investment options (Fund fees and expenses)	0.xx%	0.xx%
For more information on ongoing fees and expenses, please refer to the FEE TABLE section of this prospectus and APPENDIX B, which is part of this prospectus.
RISKS
Risk Of Loss	You can lose money by investing in the Policy. For more information please refer to the SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE POLICY section of this prospectus.
Not a Short-Term Investment
The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is designed to provide benefits on a long-term basis. Consequently, you should not use the Policy as a short-term investment or savings vehicle. Because of the long-term nature of the Policy, you should consider whether purchasing the Policy is consistent with the purpose for which it is being considered. For more information please refer to the SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE POLICY section of this prospectus.

Risks Associated With Investment Options
An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the underlying Funds available under the Policy, each of which has its own unique risks. You should review the Funds’ prospectuses before making an investment decision. Prospectuses for the underlying Funds can be obtained from your financial professional or by logging on to www.policyowner-services.com.
For more information on the underlying Funds, please refer to the The Funds subsection of this prospectus.

Insurance Company Risks
An investment in the Policy is subject to the risks related to Union Security. Any obligations (including under the Fixed Rate Option), guarantees, or benefits are subject to the claims-paying ability of Union Security. More information about Union Security, including its financial strength ratings, is available upon request by calling 800-231-5453. For more information, please refer to the GENERAL DESCRIPTIONS OF UNION SECURITY INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS section of this prospectus.

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Policy Lapse
Death Benefits will not be paid if the Policy has lapsed. If the Guaranteed Death Benefit is not available, the Policy will go into default on any Monthly Activity Date if the Cash Surrender Value is not sufficient to cover the Monthly Deduction Amount or if total Indebtedness equals or exceeds the Cash Value. Poor investment performance, insufficient premium payments, withdrawals, and loans are some of the factors that could cause your Policy to lapse.
We will keep your Policy in force for the 61-day Grace Period following the date your Policy goes into default. However, if we have not received the required premiums (specified in your lapse notice) by the end of the Grace Period, the Policy will terminate. If the Insured dies during the Grace Period, we will pay the death proceeds.
A Policy that lapses may be reinstated within five years after termination if you submit satisfactory evidence of insurability to us, any Indebtedness existing at the time the Policy was terminated is repaid or carried over to the reinstated Policy; and you pay a premium sufficient to cover: (a) all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (b) the sum of Monthly Deduction Amounts for the next two months after the date the Policy is reinstated.
For more information please refer to the LAPSE AND REINSTATEMENT section of this prospectus.

RESTRICTIONS
Investments
You may transfer amounts among the General Account and the Sub-Accounts subject to certain restrictions.
We limit each Policy Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one Sub-Account transfer, however, you cannot transfer the same Account Value more than once a Valuation Day.
You are allowed to submit a total of 20 Sub-Account transfers each Policy Year by U.S. Mail, Voice Response Unit, Internet, telephone, same day mail or courier service. Once you reach the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service.
You may only make one transfer out of the General Account each year, and the transfer may not be for more than 50% of the General Account value, excluding loans. However, if the value of the General Account is less than $1,000, the entire amount may be transferred from the General Account to the Separate Account. As a result of these restrictions, it can take several years to transfer amounts from the General Account to the Sub-Accounts.
We reserve the right to remove or substitute Funds as investment options.
For more information on investment and transfer restrictions, please refer to the Transfers And Restrictions On Transfers subsection of this prospectus and APPENDIX B.

Optional Benefits
As a Policy Owner, you may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits are described in what is known as a rider to the Policy. Riders are generally only available at Policy issuance, unless noted otherwise.
Rider benefits will no longer be available if the Policy lapses. Some riders are not available in conjunction with other riders and other restrictions may apply.
Some riders described in this prospectus are subject to certain restrictions. For example, under the Accelerated Benefit Rider, the payment of any accelerated benefit is subject to the following conditions: (a) no accelerated benefit is payable when the policy is less than 2 years prior to expiry or maturity, (b) the payment of a Benefit must be approved in writing, in a form acceptable to us, by an irrevocable beneficiary and any collateral assignee, (c) you are not eligible for this Benefit if you are required by law to use this Benefit to meet the claims of creditors or if you are required by a government agency to use this Benefit in order to apply for, obtain, or otherwise keep a government benefit, and (d) no Benefit is available if an Insured’s Terminal Condition results from a self-inflicted injury and such injury occurs within a two year period following the Policy Date.
Some riders described in this prospectus may be subject to state variations or may not be available in all states. Please refer to APPENDIX A, which is part of this prospectus, for state availability and a description of all material variations to riders and features that differ from the description contained in the prospectus.
For more information on optional benefits under the Policy, please refer to the RIDERS section of this prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. There is no additional tax benefit if you purchase the Policy through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
For more information on tax implications relating to Policy investments, please refer to the TAXES section of this prospectus.

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CONFLICTS OF INTEREST
Investment Professional Compensation
Investment professionals receive compensation for selling the Policy to investors and may have a financial incentive to offer or recommend the Policy over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (“firms”). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. As compensation for selling the policies, Pruco Securities pays to broker-dealers a commission of up to 106.25% of the premiums paid up to the first twelve recommended monthly minimum premiums, up to 4% of all other premiums paid during the first year of the Policy, up to 3.5% of all such premiums in Policy years two through six and up to 1.5% of all such premiums in years seven and later. Pruco Securities pays a comparable amount of compensation for any increase of $25,000 or more in the Face Amount of coverage that you request.
For more information on investment professional compensation, please refer to the DISTRIBUTION AND COMPENSATION section and the Commissions Paid To Broker-Dealers subsection of this prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer you a policy in place of the one you already own. You should only exchange your Policy if you determine after comparing the features, fees, and risks of both policies, that it is preferable to purchase the policy, rather than continue to own your existing Policy.
For more information on exchanges, please refer to the paragraph titled Replacement Of a Policy in the SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE POLICY section of this prospectus.

OVERVIEW OF THE POLICY
This section contains a summary of the benefits available under the Policy. It is only a summary and you should read the entire prospectus. Please note that this prospectus describes a Policy issued by Union Security Insurance Company and administered by The Prudential Insurance Company of America.
Description of the Policy
Wall Street Series VUL220 insurance Policy is a flexible premium variable universal life insurance Policy. The Policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose death benefit options, investment options, and premiums you pay. We will pay the Death Benefit to the named Beneficiaries upon the death of the Insured. You, as the Policy Owner, pay the Premiums for the Policy and name the Beneficiary. The Insured is the person whose life is insured under the Policy. You allocate Premiums to the Underlying Funds and can accumulate Policy Value on a tax-deferred basis. We deduct Policy fees and charges from the Premiums and the Policy Value. You may access the Policy Value through loans and withdrawals.
This Policy is designed for Policy Owners seeking benefits on a long-term basis and as such is not appropriate as a short-term investment or savings vehicle. Policy Owners should consider whether this Policy meets their financial goals, liquidity needs and investment time horizon.
Some Policy forms, features and/or Riders described in this prospectus may be subject to state variations or may not be available in all states. See APPENDIX A for state availability and a description of all material variations to features and Riders that differ from the description contained in the prospectus.
Premiums
You have the flexibility to choose how you pay premiums. You choose a Planned Premium when you purchase the Policy. You may change your Planned Premium, or pay additional premiums any time, subject to certain limitations. Payment of insufficient premiums may result in a Policy lapse. Under certain circumstances we reserve the right to refuse to accept premium payments.
You may invest your premiums in up to 20 different investment choices within your Policy, from a choice of all available investment options and a General Account. You may transfer money among your investment choices, subject to restrictions. In addition, you may use our dollar cost averaging feature or our automatic asset rebalancing feature. Information about each investment option available under the Policy is provided in APPENDIX B.
Policy Features
Death Benefit — While the Policy is in force and when the Insured dies, we pay a death benefit to your beneficiary. However, your death benefit will never be less than the Minimum Death Benefit. You select one of two death benefit options:
•Level Option (“Option A”): The death benefit equals the current Face Amount.
•Return of Policy Value Option (“Option B”): The death benefit is the current Face Amount plus the Policy Value of your Policy on the date we receive due proof of the insured’s death.
The death benefit is reduced by any money you owe us, such as outstanding loans, loan interest, or unpaid charges. You may change your death benefit option under certain circumstances. You may increase or decrease the Face Amount on your Policy under certain circumstances.
Policy Values — Each Policy will have a Policy Value. There is no minimum guaranteed Policy Value. The Policy Value of a Policy changes on a daily basis and will be computed on each Valuation Day. The Policy Value will vary to reflect the investment experience

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of the Sub-Accounts, the interest credited to the General Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.
Guaranteed Death Benefit — Generally, your death benefit coverage will last as long as there is enough Cash Surrender Value in your Policy to pay for the monthly charges we deduct. Since this is a variable life Policy, values of your Policy will fluctuate based on the performance of the underlying investment options you have chosen. Without the Guaranteed Death Benefit your Policy will lapse if the Cash Surrender Value of your Policy is insufficient to pay your monthly charges. However, when the Guaranteed Death Benefit feature is in effect, the Policy will not lapse, regardless of the investment performance of the underlying funds.
Withdrawals — You may take money out of your Policy once per year after the first Policy year, subject to certain minimums. There is no minimum withdrawal amount. The maximum withdrawal is the Cash Surrender Value less an amount sufficient to cover the next two monthly deductions. No withdrawals are permitted that would reduce the Policy’s Face Amount below $25,000. Any time after the first Policy year, withdrawals are allowed only if the 12 minimum monthly premiums have been paid. You may be assessed a charge of up to $25 for each withdrawal.
Loans — You may use this Policy as collateral to obtain a loan from us.
Surrenders — You may also surrender your Policy in full for its Cash Surrender Value. Surrenders may be subject to a Surrender Charge.
Settlement Options — You or your beneficiary may choose to receive the proceeds of the Policy over a period of time by using one of several settlement options.
Tax Benefits — In most cases, you are not taxed on earnings until you take earnings out of the Policy (commonly known as “tax-deferral”). The death benefit may be subject to Federal and state estate taxes but your beneficiary will generally not be subject to income tax on the death benefit.
Riders — You may add additional benefits to your Policy by selecting from a variety of Riders. Additional charges may apply for some Riders and may be subject to under writing approval. The charges associated with each Rider are presented in the FEE TABLE.
•The Waiver of Selected Amount Rider credits the Policy with a monthly payment in an amount you select, so long as the Insured is totally disabled.
•The Waiver of Monthly Deductions Rider waives all monthly charges under your Policy and Riders that we otherwise would deduct from your Policy Value, so long as the Insured is totally disabled.
•The Primary Insured Rider provides term life insurance on the life of the Insured.
•The Additional Insured Rider provides term life insurance on the life of the Insured or on the life of one or more of the immediate family members of the Insured.
•The Child Insurance Rider provides term life insurance coverage on all the eligible children of the Insured under the Policy.
•The Accelerated Benefit Rider allows you to receive an accelerated payment of the Death Benefit if the Insured becomes terminally ill.
FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the maximum fees and expenses that you will pay at the time that you buy the Policy, surrender or make a withdrawal from the Policy, or transfer cash value between investment options.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Sales Charge(1)	Monthly/Daily	7.5% of each premium payment
Premium Tax Charge(1) Charge for taxes assessed against us by a state and/or other governmental entities	Monthly/Daily	2.5% of each premium payment
Surrender Charge(2) Minimum and maximum per $1,000 of Face Amount	Upon Policy lapse or surrender	Minimum Charge:	$9
		Maximum Charge:	$40
		Initial charge for a representative insured(3):	$10
Transfer Fees	Upon each transfer	$25(4)
Withdrawal Charge	Upon withdrawal	$25(4)
Accelerated Benefit Rider	One-time charge upon exercising the Rider benefit.	10% interest discount plus $300
(1)Currently we assess both the sales charge and the premium tax charge through a monthly deduction of $4 from your Policy Value, and a daily deduction at an annual rate of 0.27% of your Policy Value invested in the Sub-Accounts. We reserve the right to take up to 2.5% for Premium tax directly from the premium paid. If taken from the premium, the amount taken through monthly and daily deductions will be reduced by a

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corresponding amount. The sales charge and the premium tax charge both combined will never exceed those maximum charges shown in the table above.
(2)This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration or by calling us at 1-800-231-5453. The Surrender charge applies if you surrender your Policy during the first 11 Policy years or within 11 Policy years of an increase in Face Amount.
(3)Representative Insured is a male, issue-age 31, standard non-smoker.
(4)Not currently being assessed.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges:
Cost of Insurance Charge Charge per $1,000 of the Net Amount At Risk	Monthly	Minimum Charge:	$0.0392(1)
		Maximum Charge:	$31.5633(1)
		Charge for a representative Insured:(2)	$0.1108
Monthly Administrative Charge A flat rate per month plus a charge per $1,000 of Face Amount	Monthly	Minimum Charge:	$4.50 plus $0.00
		Maximum Charge:	$7.50 plus $0.13
Guaranteed Death Benefit Charge Charge per $1,000 of Face Amount	Monthly	Minimum Charge:	$0.01
		Maximum Charge:	$0.01
Mortality and Expense Risk Charge Annual percentage of Policy Value invested in the Sub-Accounts	Daily	Minimum Charge:	0.90%(3)
		Maximum Charge:	0.90%(3)
Policy Value Advances Recovery Charges A flat rate per month plus an annual percentage of Policy Value invested in the Sub-Accounts deducted daily	Monthly/Daily	Minimum Charge:	$0.00
		Maximum Charge:	$4 plus 0.27%
Net Interest on Loan	Annually	Maximum Charge:	2.5%
Optional Benefits Charges:
Waiver of Selected Amount Rider Per $100 of selected amount	Monthly	Minimum Charge:	$0.1942(4)
		Maximum Charge:	$2.0083(4)
		Charge for a representative Insured:(2)	$0.1942
Waiver of Monthly Deduction Rider Per $1,000 of Amount at Risk	Monthly	Minimum Charge:	$0.0058(4)
		Maximum Charge:	$0.5267(4)
		Charge for a representative Insured:(2)	$0.0092
Additional Insured Rider Per $1000 of benefit amount	Monthly	Minimum Charge:	$0.0325(4)
		Maximum Charge:	$27.1742(4)
		Charge for a Representative Insured:(2)	$0.0900
Primary Insured Rider Per $1000 of benefit amount	Monthly	Minimum Charge:	$0.0183(4)
		Maximum Charge:	$27.1742(4)
		Charge for a Representative Insured:(2)	$0.0683
Child Insurance Rider Per $1,000 of benefit amount	Monthly	Maximum Charge:	$0.5417
(1)The charge varies based on individual characteristics of the insured, including amount at risk, gender, age, Policy year, and underwriting class. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration from your financial representative or by calling us at 1-800-231-5453. The highest COI rate is for an insured who is a male smoker, attained age 94.
(2)Representative Insured is a male, issue age 31, non-smoker.
(3)The daily charge is based on the effective annual rate shown.
(4)This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration from your financial representative or by calling us at 1-800-231-5453.

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Annual Fund Operating Expenses
Each Sub-account purchases shares of the corresponding underlying Fund at net asset value. The net asset value of an underlying Fund reflects the investment advisory fees and other expenses of the underlying Fund that are deducted from the assets in that underlying fund. These underlying Fund expenses may vary from year to year and are more fully described in each underlying Fund’s prospectus.
This table shows the minimum and maximum total operating expenses charged by the underlying Funds expressed as a percentage of average daily net assets, for the year ended December 31, 2021.

	Minimum	Maximum
Total Annual Fund Operating Expenses Expenses that are deducted from Fund assets, including management fees, distribution, and/or service (12b-1) fees, and other expenses.	0.xx%	0.xx%
SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE POLICY
Investment Performance — The value of your Policy will fluctuate with the performance of the investment options you choose. Your investment options may decline in value, or they may not perform to your expectations. Your values in the Sub-Accounts are not guaranteed. Charges and fees may have a significant impact on Policy Value and the investment performance of the Sub-Accounts (particularly with policies with lower Policy Value). A comprehensive discussion of the risks of the underlying Funds held by each Sub-Account may be found in the underlying Fund’s prospectus. You should read the prospectuses for the Funds for information about the risks of each investment option.
Unsuitable for Short-Term Savings — The Policy is designed to provide benefits on a long-term basis. Consequently, you should not use the Policy as a short-term investment or savings vehicle. Because of the long-term nature of the Policy, you should consider whether purchasing the Policy is consistent with the purpose for which it is being considered.
Risk of Lapse — Your Policy could terminate if the value of the Policy becomes too low to support the Policy’s monthly charges. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the Policy from terminating.
Withdrawal Limitations — You are limited to one withdrawal per year after the first Policy year. Withdrawals will reduce your Policy’s death benefit, may increase the risk of Policy lapse, and may be subject to a transaction fee.
Loans — Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on the Policy’s Policy Value, and will reduce the death proceeds.
Adverse Tax Consequences — You may be subject to income tax if you receive any loans, withdrawals or other amounts from the Policy. Under certain circumstances, your Policy may become a modified endowment Policy under federal tax law. If these circumstances were to occur, loans and other pre-death distributions are includable in gross income on an income first basis, and may be subject to a 10% penalty (unless you have attained age 59½). You should consult with a tax adviser before taking steps that may affect whether your Policy becomes a modified endowment contract. There could be significant adverse tax consequences if the Policy should lapse or be surrendered when there are loans outstanding. See Tax Treatment of Policy Benefits.
Tax Law Changes — Tax laws, regulations, and interpretations are subject to change. Such changes may impact the expected benefits of purchasing this Policy.
Tax Consequences of Additional Rider Benefits — Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. You should consult a qualified tax adviser.
Credit Risk — Any Death Benefit guarantee provided by the Policy or any rider and the General Account obligations depend on the Company’s financial ability to fulfill its obligations. You should review the Company’s financial statements which are available upon request and are attached to the Statement of Additional Information (SAI).
Increase in Current Fees and Expenses — Certain Policy fees and expenses may be currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.
Replacement of a Policy — A replacement occurs when a new policy is purchased and, in connection with the sale, an existing policy is surrendered, lapsed, forfeited, assigned to another insurer, otherwise terminated or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of money obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan. There are some circumstances where replacing your existing life insurance Policy can benefit you. However, there are many circumstances where a replacement will not be in your best interest. You should carefully review the costs, benefits and features of your existing life insurance Policy against a proposed policy to determine whether a replacement is in your best interest.

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GENERAL DESCRIPTIONS OF UNION SECURITY INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS
Union Security Insurance Company
Union Security Insurance Company (“Union Security” or the “Company”) is the issuer of the Policies. Union Security Insurance Company was formerly called Fortis Benefits Insurance Company. Union Security Insurance Company is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.
Union Security is a wholly owned subsidiary of CUNA Mutual Holding Company, an Iowa domiciled mutual insurance holding company. Through its insurance company subsidiaries, CUNA Mutual Holding Company offers life and property and casualty insurance to individual consumers and institutions.
All of the guarantees and commitments under the policies are general obligations of Union Security. None of Union Security’s affiliated companies has any legal obligation to back Union Security’s obligations under the policies.
On January 2, 2013, Talcott Resolution Life and Annuity Insurance Company (“Talcott”) entered into agreements with The Prudential Insurance Company of America (“Prudential”) under which Prudential reinsured the obligations of Talcott under the variable life policies and provides administration for the policies. Prior to January 2, 2013, Talcott provided administration for the policies issued by Union Security Insurance Company (“USIC”) in accordance with the terms of the Administrative Services Agreement dated April 1, 2001 by and between USIC and Talcott (“Talcott Administrative Services Agreement”).
Prudential is a New Jersey domiciled life insurance company with offices located in Newark, New Jersey. Prudential’s mailing address is 213 Washington Street, Newark, NJ 07102. Prudential is ultimately controlled by Prudential Financial, Inc.
Variable Account C
The Sub-Accounts are subdivisions of our separate account, called Variable Account C. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets. The Company is obligated to pay all amounts promised to Policy Owners under the Policy. Your assets in the Separate Account are held exclusively for your benefit and may not be used for any of our other liabilities.
Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Policies. The Company is obligated to pay all amounts promised to Policy Owners in accordance with the terms of the Policy.
The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.
Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local laws which impose tax on Union Security and/or the Separate Account may result in a charge against the Policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.
The Funds
The Sub-Accounts of the Separate Account purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products (the “Funds”). The funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Sub-Accounts that meet your investment style. The tables in APPENDIX B reflect the Funds in which the Account invests, their investment objectives, and each Fund’s investment subadvisers. For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund.
We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. In addition, in a low interest rate environment, yields for Money Market Sub-Accounts, after deduction of the Mortality and Expense Risk Charge and other Policy charges, may be negative even though the underlying Fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Policy Value to a Money Market Sub-Account or participate in an Asset Allocation Program where Policy Value is allocated to a Money Market Sub-Account under the applicable asset allocation model, that portion of your Policy Value may decrease in value.
The Funds may not be available in all states.
You may also allocate some or all of your premium payments to the “General Account,” which pays a declared interest rate. See The General Account.
Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as “mixed and shared funding.” As a result, there is a possibility that a material conflict may arise between the interests of Policy Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are

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certain risks associated with mixed and shared funding. These risks are disclosed in the Funds’ prospectuses which can be found online at www.policyowner-services.com.
We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the SEC.
Fees and Payments Payable To Prudential
As described earlier in this Prospectus, Prudential serves as the administrator of the Policies through an Administrative Services Agreement with Talcott. Also, as described in this section, Prudential has entered into agreements with respect to certain Funds.
Prudential receives substantial fees and payments with respect to the Funds that are offered through your Policy (sometimes referred to as “revenue sharing” payments). These fees and payments, among a number of factors, are considered when deciding to add or keep a Fund on the menu of Funds that are offered through the Policy. All of the Funds on the overall menu make payments to Prudential or an affiliate. Prudential receives these payments and fees under agreements with the Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Funds. These fees and payments may include asset-based sales compensation and service fees under distribution and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Prudential expects to make a profit on the amount of the fees and payments that exceed Prudential’s own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Policies.
The availability of these types of arrangements creates an incentive for Prudential to seek and offer Funds (and classes of shares of such Funds) that pay Prudential revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance. All Fund offerings are subject to Talcott’s consent.
As of December 31, 2021, Prudential has entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from the following Fund complex (or affiliated entity): BlackRock Variable Series Funds, Inc. & BlackRock Investments, LLC, HL Investment Advisors, LLC and Fidelity Variable Insurance Product Funds.
Not all Fund complexes pay the same amount of fees and compensation and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by Prudential varies by Fund and Prudential may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.xx% and 0.xx%, respectively, in 2021 of the annual percentage of the average daily net assets.
Voting Rights
We currently vote shares of the underlying Funds owned by the Separate Account according to the instructions of Policy Owners. However, if the 1940 Act or any related regulations or interpretations should change and we decide that we are permitted to vote the shares of the underlying Funds in our own right, we may decide to do so. For Sub-Accounts in which you have invested as of the record date, we will notify you of shareholder’s meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to provide voting instructions. We will arrange for the handling and tallying of proxies received from you or other Policy Owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions. As a result of proportional voting, the vote of a small number of Policy Owners could determine the outcome of a proposal subject to shareholder vote. We determine the number of Fund shares that you may instruct us to vote by applying a conversion factor to each Policy Owner’s unit balance. The conversion factor is calculated by dividing the total number of shares attributed to each sub-account by the total number of units in each sub-account. Fractional votes will be counted. We determine the number of shares as to which the Policy Owner may give instructions as of the record date for a Fund’s shareholder meeting.
Substitutions, Additions, or Deletions of Funds
Subject to any applicable law, we may make certain changes to the Underlying Funds offered under your Policy. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Policy Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger or liquidation.
We may eliminate the shares of any of the funds from the Policy for any reason and we may substitute shares of another registered investment company for shares of any Fund already purchased or to be purchased in the future by the Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Policy necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Policy Owner, the Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Accounts.
The General Account
The portion of the prospectus relating to the General Account is not registered under the 1933 Act and the General Account is not registered as an investment company under the 1940 Act. The General Account is not subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the SEC has not reviewed the disclosure regarding the General Account. The following disclosure about the General Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.

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The General Account credits at least 5% per year. We are not obligated to, but may, credit more than 5% per year. If we do, such rates are determined at our sole discretion. We do not guarantee that any crediting rate above the guarantee rate will remain for any guaranteed period of time. You assume the risk that, at any time, the General Account may credit no more than 5%.
CHARGES AND DEDUCTIONS
Deductions from Premium
Before your premium is allocated to the Sub-Accounts and/or the General Account, we may deduct a percentage from your premium for a sales charge and a premium tax charge. The amount allocated after the deductions is called your Net Premium. Currently we assess both the sales charge and the premium tax charge through a monthly deduction from your Policy Value, and a daily deduction from your Policy Value invested in the Sub-Accounts. However, we reserve the right to deduct both charges directly from premium at the maximum rate.
Deductions from Policy Value
Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction Amount and equals the sum of:
•the portion of sales charge and premium tax charge deducted monthly;
•the charge for the cost of insurance;
•the monthly administrative charge;
•the guaranteed death benefit charge;
•any charges for additional benefits provided by rider.
Each Monthly Deduction Amount will be deducted pro rata from the General Account and each of the Sub-Accounts, unless you instruct us otherwise. The Monthly Deduction Amount will vary from month to month.
Sales Charge and Premium Tax Charge
Currently we assess both the sales charge and the premium tax charge through a monthly deduction of $4.00 from your Policy Value, and a daily deduction at an annual rate of 0.27% of your Policy Value invested in the Sub-Accounts. However, we reserve the right to deduct both charges directly from premium at the maximum rate. The maximum sales charge is 7.5% of premium. The sales charge may be used to cover expenses related to the sale and distribution of the policies. The maximum premium tax charge is 2.5% of premium.
We will continue to assess the monthly and daily deductions until an amount equal to 7.5% of premium has been recovered for the sale charge, and an amount equal to 2.2% of premium has been recovered for the premium tax charge. If we raise the premium tax charge to the maximum, the monthly and daily deductions would continue until an amount equal to 2.5% of premium has been recovered for the premium tax charge. Any sales charge or premium tax charge not recovered at the time of a surrender may be deducted as part of the surrender charge discussed below.
We will temporarily stop these monthly and daily deductions if we are making a similar deduction to recover Policy Value advances made to you. Once we have recovered the Policy Value advances, we will resume the monthly and daily deductions until the premium tax charge and sales charge are fully recovered. See Policy Value Advances Recovery Charge.
Cost of Insurance Charge
The cost of insurance charge compensates the Company for providing insurance protection. It is deducted each month as part of the Monthly Deduction Amount and is designed to compensate the Company for the costs of paying death benefits. The charge for the cost of insurance equals:
•the monthly cost of insurance rate per $1,000, multiplied by
•the amount at risk, divided by
•$1,000.
On any Monthly Activity Date, the amount at risk equals the Death Benefit divided by 1.0040741, less the Policy Value on that date, prior to assessing the Monthly Deduction Amount.
Cost of insurance rates are based on the age, sex, and rate class of the insured. Cost of insurance rates will be determined on each Policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. A table of guaranteed cost of insurance rates per $1,000 will be included in your Policy, however, we reserve the right to use rates less than those shown in the table. Substandard risks will be charged higher cost of insurance rates. The multiple will be based on the insured’s substandard rating. The charge for the cost of insurance for substandard risks may also include a flat amount applicable to certain special mortality risks such as aviation. The charge is a flat dollar amount per $1,000 of Face Amount.
Any changes in the cost of insurance rates will be made uniformly for all insureds of the same issue ages, sexes, risk classes and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health.
Because your Policy Value and death benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date. The cost of insurance depends on your Policy’s amount at risk. Items which may affect the amount at risk include the

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amount and timing of premium payments, investment performance, fees and charges assessed, rider charges, Policy loans and changes to the Face Amount.
The following table provides hypothetical examples of the Net Amount At Risk’s role in determining COI charges. The examples assume: (1) a $100,000 Face Amount, (2) the Death Benefit meets the definition of life insurance test, and (3) a current monthly COI rate of $0.110833 per $1,000 of Net Amount At Risk.

Example Net Amount At Risk Scenarios (values rounded to the nearest cent)
Death Benefit Type	Death Benefit Amount	Policy Value	Net Amount At Risk	Month’s COI charge
Type A	$100,000	$5,000	$94,594.24	$10.48
Type A	$100,000	$25,000	$74,594.24	$8.27
Type B	$105,000	$5,000	$99,573.96	$11.04
Type B	$125000	$25,000	$99,492.80	$11.03
Because the Net Amount At Risk is based on your Death Benefit and your Policy Value, it may be impacted by such factors as investment performance, charges, fees, and premium payments. Paying less premiums, paying premiums late, experiencing poor investment performance, and/or earning less interest may reduce Policy Value and increase the Net Amount At Risk, and may also cause the Policy to lapse earlier unless additional premiums are paid. Similarly, paying more premiums, paying premiums earlier, experiencing better market performance, and/or earning more interest may increase Policy Value and, in some cases, lower the Net Amount At Risk on which COI charges are based.
Monthly Administrative Charge
We deduct a monthly administrative charge from your Policy Value to compensate us for administrative costs of the Policy. The current charge is $4.50 per month. The maximum charge is $7.50 per month plus $0.13 per $1,000 of Face Amount.
Guaranteed Death Benefit Charge
For the guaranteed death benefit, we charge $0.01 per $1,000 of Face Amount.
Mortality and Expense Risk Charge
We deduct a daily charge for mortality and expense risk charge at an annual rate of 0.90% of your Policy Value invested in the Sub-Accounts. The mortality and expense risk charge compensates us for mortality and expense risks assumed under the policies. The mortality risk assumed is that the cost of insurance charges are insufficient to meet actual claims. The expense risk assumed is that the expense incurred in issuing, distributing and administering the policies exceed the administrative charges and sales loads collected. Union Security may keep any difference between cost it incurs and the charges it collects.
Surrender Charge
If your Policy is surrendered or lapses during the first 11 Policy years, or during the first 11 years after any requested increase in Face Amount, we assess a surrender charge.
The surrender charge is the sum of:
•Any portion of the premium tax and sales expense charges that have not yet been collected through periodic deductions;
•The contingent deferred sales charges described below; and
•The charge for other Policy (or increase) issuance expenses described below.
Contingent Deferred Sales Charge — If your Policy is surrendered or lapsed, we will impose a contingent deferred sales charge of 12% of the premiums that you paid in the first 2 Policy years that do not exceed the sum of 12 recommended monthly minimum premiums. The contingent deferred sales charge is part of the surrender charge. If we increase the Face Amount of your Policy upon your request, an additional contingent deferred sales charge will be applicable at the time of surrender. If we decrease the Face Amount of your Policy upon your request, the contingent deferred sales charge may be less at the time of surrender. The contingent deferred sales charge will decrease beginning in the sixth year of its 11 year period and will be eliminated after the eleventh year.
If your Policy is surrendered or lapsed following an increase in the Face Amount of your Policy upon your request, you will pay an additional contingent deferred sales charge. The maximum additional contingent deferred sales charge will be 12% of the lesser of (1) the sum of 12 recommended monthly minimum premiums for the Face Amount increase or (2) the amount of actual premiums payments for the Face Amount increase for 2 years following the increase. The additional contingent deferred sales charge will decrease beginning in the sixth year of its 11 year period and will be eliminated after the eleventh year.
Other Policy Issuance Expenses Charge — We will charge you $5 per thousand dollars of your Policy’s initial face value if your Policy is surrendered or lapsed before your twelfth Policy year. The charge for other Policy expenses is part of the surrender charge. If we increase the Face Amount of your Policy upon your request, we will charge you an additional $5.00 per thousand dollars of the Policy increase. This charge will decrease beginning in the sixth year of its 11 year period and will be eliminated after the eleventh year.
The entire surrender charge is subject to an overall upper limit shown in the table below. The table also shows the amount by which the limit is increased by a Face Amount increase which you request. The amount of the surrender charge limit depends on the Face Amount and the age of the insured person as follows:

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Insured Person’s Age at Time of Policy Issuance or Face Amount Increase	Overall Limit on Surrender Charge per Thousand Dollars of Face Amount or Face Amount Increase
0-30	$9
31-40	$10
41-45	$12
46-50	$14
51-55	$16
56-60	$21
61-65	$28
66 and above	$40
Any amount of surrender charge decreases automatically by a constant amount each year beginning in the sixth year of its 11 year period referred to above until, in the twelfth year, it is zero.
For example, if the insured is age 31 at the time a Policy with $100,000 of Face Amount is issued, the maximum surrender charge would initially be $1,000, which is the result of $10 per $1,000 of the Face Amount. The maximum surrender charge during the first 12 Policy years would be as follows, assuming you do not increase your Face Amount:

Policy Year	Maximum Surrender Charge
1	$1,000
2	$1,000
3	$1,000
4	$1,000
5	$1,000
6	$857
7	$714
8	$571
9	$429
10	$286
11	$143
12+	$0
Policy Value Advances Recovery Charge
Starting at the end of your seventh Policy year, you will receive credits to your account called Policy Value advances if your cumulative paid premiums meet specified requirements. While we currently do not do so, we reserve the right to recover the Policy Value advances that we paid into your account. If we chose to recover these advances, we would deduct $4.00 per month plus a daily deduction at an annual rate of .27% of your Policy’s net assets in the Separate Account. We would continue to make these deductions until we recovered the total Policy Value advances paid to your account.
Transaction Fees
We may charge a transaction fee of up to $25, or 2% of the amount withdrawn, if less, for each partial withdrawal, although we have no current plans to do so. We may charge a transaction fee of up to $25, or 2% of the amount transferred, if less, for each transfer between the Sub-Accounts and the General Account, although we have no current plans to do so.
Charges for Rider Coverage
If your Policy includes riders, a charge applicable to the riders is made from the Policy Value each month. The charge applicable to these riders is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. For a complete description of the Riders available, see RIDERS.
•Waiver of Selected Amount Rider — We deduct a monthly charge for this Rider which credits the Policy with a monthly payment in an amount you select, so long as the Insured is totally disabled. The charge ranges from $0.1942 to $2.0083 per $100 of selected amount based on attained age and sex of the Insured, and is charged until the Rider terminates.
•Waiver of Monthly Deductions Rider — We deduct a monthly charge for this Rider which waives all monthly charges under your Policy and Riders that we otherwise would deduct from your Policy Value, so long as the Insured is totally disabled. The charge ranges from $0.0058 to $0.5267 per $1000 of amount at risk based on attained age, sex and risk class of the Insured, and is charged until the Rider terminates unless waived due to the Insured being totally disabled.

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•Primary Insured Rider — We deduct a monthly charge for this Rider which provides term life insurance on the life of the Insured. The charge ranges from $0.0183 to $27.1742 per $1000 of the benefit amount based on issue age, sex and risk class of the Insured, and is charged until the Rider terminates.
•Additional Insured Rider —We deduct a monthly charge for this Rider which provides term life insurance on the life of the Insured or on the life of one or more of the immediate family members of the Insured. The charge ranges from $0.0325 to $27.1742 per $1000 of the benefit amount based on issue age, sex and risk class of the Additional Insured, and is charged until the Rider terminates.
•Child Insurance Rider — We deduct a monthly charge for this Rider which provides term life insurance coverage on all the eligible children of the Insured under the Policy. The charge is $0.5417 per $1000 of the benefit amount and is charged until the earliest of: the 25th birthday of last insured child included in rider coverage, the Policy anniversary date following age 65 of the primary Insured, or the termination date of the base Policy.
•Accelerated Benefit Rider — We deduct a fee of up to $300 if you exercise this rider, which allows you to receive an accelerated payment of the Death Benefit if the Insured becomes terminally ill. The accelerated Death Benefit will be discounted for one year of interest at the prevailing rate, but at no more than 10%
Fund Charges
The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund’s average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.
Net Interest on Loans
Interest on Policy loans is at a fixed rate of 6.97% per year, payable annually in advance (equivalent to 7.5% in arrears). All loans have an effective annual interest credit equal to 5.0%, credited annually in arrears. The net interest on loans reflects the net difference between the interest rates charged and credited in arrears.
We will credit your Policy with interest at an effective annual rate of 7.5% on one Policy loan of up to 10% of the surrender value in each Policy year if: the surrender value is at least $10,000 or the Policy has been in force for 12 years. The 10% limitation is raised to 15% for such loans obtained in Policy Years in which the Insured is 59½ or older. Interest charged and credited may vary by state, see Appendix A for details. See Loans.
Allocation of Charges Option
The Monthly Deduction will be allocated among the General Account and each Sub-Account selected by the Policy Owner. If no such selection is made, or if there are insufficient funds in the selected Sub-Accounts, then the allocation will be made in the proportion that the Policy Value in the General Account (excluding the amount of any General Account Policy Value attributable to Policy loans) and the Policy Value in each Sub-Account, respectively, bear to the Policy’s total Policy Value (excluding the amount of any General Account Policy Value attributable to Policy Loans) as of the date of the transaction (i.e. on a pro rata basis).
Commissions Paid To Broker-Dealers
As compensation for selling the policies, Pruco Securities pays to broker-dealers a commission of up to 106.25% of the premiums paid up to the first twelve recommended monthly minimum premiums, up to 4% of all other premiums paid during the first year of the Policy, up to 3.5% of all such premiums in Policy years two through six and up to 1.5% of all such premiums in years seven and later. Pruco Securities pays a comparable amount of compensation for any increase of $25,000 or more in the Face Amount of coverage that you request.
PERSONS HAVING RIGHTS UNDER THE POLICY
The Policy Owner
As long as your Policy is in force, the Policy Owner ("you") may exercise all rights under the Policy while the insured is alive and no beneficiary has been irrevocably named.
The Insured
The insured is the person on whose life the Policy is issued. You name the insured in the application of the Policy. The Policy Owner must have an insurable interest on the life of the insured in order for the Policy to be valid under state law and for the Policy to be considered life insurance for federal income tax purposes. An insurable interest generally exists when there is a demonstrable interest in something covered by an insurance Policy, the loss of which would cause deprivation or financial loss. There must be a valid insurable interest at the time the Policy is issued. If there is not a valid insurable interest, the Policy will not provide the intended benefits. Through our underwriting process, we will determine whether the insured is insurable.
You may request to change the Insured’s risk class to a more favorable class if the health of the Insured has improved or if the Insured no longer uses nicotine. Upon providing us satisfactory evidence, we will review the risk classification. If we grant a change in risk classification, only future cost of insurance rates will be based on the more favorable class and all other Policy terms and provisions will remain as established at issue. We will not change a risk class on account of deterioration of your health.

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The Beneficiary
The beneficiary is the person you name in the application to receive any death benefit. You may change the beneficiary (unless irrevocably named) while the insured is alive by notifying us in writing. If no beneficiary is living when the insured dies, the death benefit will be paid to you if living; otherwise, it will be paid to your estate.
OTHER GENERAL POLICY PROVISIONS
Modification of Policy
The only way the Policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.
Change of Address
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on third parties, including the US Postal Service, to update your current address. Unless preempted by ERISA, failure to give us a current address may result in payments due and payable on your life Policy being considered abandoned property under state law, and remitted to the applicable state.
Assignment
You may assign your Policy. Until you notify us in writing, no assignment will be effective against your Policy. We are not responsible for the validity of any assignment.
Incontestability
We cannot contest the Policy after it has been in force, during the Insured’s lifetime, for two years from its Date of Issue, except for non-payment of premium.
Any increase in the Face Amount for which evidence of insurability was obtained, will be incontestable only after the increase has been in force, during the Insured’s lifetime, for two years from the effective date of the increase.
The Policy may not be contested for more than two years after the reinstatement date. Any contest We make after the Policy is reinstated will be limited to material misrepresentations in the evidence of insurability provided to us in the request for reinstatement. However, the provision will not affect our right to contest any statement in the original application or a different reinstatement request which was made during the Insured’s lifetime from the Date of Issue of the Policy or a subsequent reinstatement date.
Misstatement Of Age And/Or Sex
If the insured's age or sex is misstated, the amount we will pay will be the amount that the last cost of insurance deductions would have purchased using the most recent cost of insurance rates at the correct attained age and sex.
Suicide Exclusion
If, within two years from the Date of Issue, the Insured dies by suicide, while sane or insane, our liability will be limited to the premiums paid less Indebtedness and less any withdrawals.
If, within two years from the effective date of any increase in the Face Amount for which evidence of insurability was obtained, the Insured dies by suicide, while sane or insane, our liability with respect to such increase, will be limited to the Cost of Insurance for the increase.
Reduced Charges
The Policy is available for purchase by individuals, corporations and other entities. We may reduce or waive certain charges described above where the size or nature of such sales results in savings to us with respect to sales, underwriting, administrative or other costs. Eligibility for these reductions will be determined by factors that we believe are relevant to the expected reduction of our expenses. Some of these reductions may be guaranteed and others may be subject to modification. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policy Owners invested in the Separate Account.
DEATH BENEFITS
Your Policy provides for the payment of the death proceeds to the named beneficiary upon receipt of due proof of the death of the insured. You must notify us in writing or via telephone as soon as possible after the death of the insured. The death proceeds payable to the beneficiary equal the death benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period.
The death benefit depends on the death benefit option you select.
The Policy must satisfy a death benefit compliance test to qualify as life insurance under section 7702 of the Internal Revenue Code. The test effectively requires that the death benefit always be equal to or greater than the Policy Value multiplied by a certain percentage. Your Policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Policy Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies

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according to the insured’s attained age. This percentage will never be less than 100% or greater than 250%. The specified percentages are listed in your Policy.
Examples of Minimum Death Benefit:

	A	B
Face Amount	$100,000	$100,000
Policy Value	46,500	34,000
Specified Percentage	250%	250%
Death Benefit Option	Option A	Option B
In Example A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Policy Value at the date of death of $46,500, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.
In Example B, the death benefit is $134,000, i.e., the greater of $134,000 (the Face Amount plus the Policy Value of $34,000) or $85,000 (the Policy Value of $34,000, multiplied by the specified percentage of 250%).
Your Policy Value decreases due to the deduction of Policy charges. Policy Value may increase or decrease depending on investment performance; investment expenses and fees reduce the investment performance of the Sub-Accounts. Fluctuations in your Policy Value may have an effect on your death benefit. If your Policy lapses, the Policy terminates and no death benefit will be paid.
Death Benefit Options
There are two death benefit options: the Level Death Benefit Option (“Option A”), or the Return of Policy Value Death Benefit Option (“Option B”). Subject to the minimum death benefit described above, the death benefit under each option is as follows:
•Under Option A, the current Face Amount.
•Under Option B, the current Face Amount plus the Policy Value on the date of the insured’s death.
Changing the Death Benefit Option
You may change your death benefit option. You must notify us of the change in writing. Any change will become effective on the Monthly Activity Date following the date we receive your request, or the date we approve any required evidence of insurability, if later. You may change Option B to Option A. If you do, the insured must provide evidence of insurability. The face amount will be increased by the amount of the Policy Value on the effective date of the change. You may change Option A to Option B. If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change, reduced by the then-current Policy Value.
Increasing or Decreasing the Face Amount
The face amount may be increased at any time. It may be decreased at any time after the first Policy year, but not within one year of a face amount increase. You may request a change in writing. Any increase or decrease will take effect on the first monthly anniversary following that day we approve the request. Changes are subject to the following:
1.The decrease will be applied to the initial face amount and any increase in face amount in reverse order in which they became effective. The face amount after any requested decrease may not be less than the minimum face amount shown on the Policy schedule. It will not be allowed if it would cause the Policy to fail to qualify as life insurance under Section 7702 of the Code.
2.Any request for a face amount increase will require proof of insurability for the insured which is satisfactory to us. An increase will also require sufficient surrender value to cover the first new monthly deduction. The minimum increase is shown on your Policy schedule and is subject to our issue rules and limits at the time of increase. Increases will not be allowed if any disability benefit is paid under the terms of a rider.
Death Claim Settlement Options
Proceeds from your Policy may be paid in a lump sum or may be applied to one of our settlement options. We have the right to pay the proceeds in a single sum if: (1) the proceeds payable are less than $2,000 or (2) payments under the settlement option you have chosen would be less than $50.
Pathways Program Option — If the Death Benefit payment is $10,000 or greater, the Beneficiary may elect to have their death proceeds paid through our Pathways Program. Under the Pathways Program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC). The Beneficiary can write one draft for the total amount of the payment, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit Proceeds to the General Account. Any interest paid to the Beneficiary (Account Holder) will be taxable to the Beneficiary (Account Holder) in the tax year that it is credited. We may not offer the Pathways Account in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the Pathways Program, Prudential earns investment income from the proceeds under the program. The investment income earned is likely more than the amount of interest we credit to the Beneficiary (Account Holder) and we may make a profit from the difference.

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Other Settlement Options — The minimum amount that may be placed under the following settlement options is $5,000, subject to our then-current rules. Once payments under the Second Option, the Third Option or the Fourth Option begin, no surrender may be made for a lump sum settlement in lieu of the life insurance payments. The following payment options are available to you or your beneficiary. Your beneficiary may choose a settlement.
•First Option — Interest Income. Payments of interest at the rate we declare (but not less than 3.5% per year) on the amount applied under this option.
•Second Option — Income of Fixed Amount. Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 3.5%) is exhausted. The final payment will be for the balance remaining.
•Third Option — Payments for a Fixed Period. An amount payable monthly for the number of years selected, which may be from one to 30 years.
•Fourth Option — Life Income.
◦Life Annuity — An annuity payable monthly during the lifetime of the payee.
◦Life Annuity with with a Guaranteed Period — An annuity payable monthly and guaranteed for either 10 or 20 years, as chosen.
◦Refund Life Annuity — An annuity payable monthly and guaranteed for the number of months determined by dividing the proceeds by the first monthly payment
Other arrangements for income payments may be agreed upon.
Benefits at Maturity
The Policy matures if the insured reaches age 95, and is the last date on which you may elect to make premium payments. Unless you exercise your option to extend the Maturity Date beyond this date, the Policy will terminate and any Cash Surrender Value will be paid to you. The option to extend the Maturity Date is subject to individual state laws. If your Policy Value is at least $2,000, you may request in writing within six months prior to the Maturity Date that the Maturity Date be extended. After the date we receive your request to extend the Maturity Date, you may not make any changes in the Face Amount or death benefit of the Policy. You also may not make partial withdrawals that would reduce your Policy Value below $2,000. Additionally, you may only make premium payments if necessary to prevent your Policy from lapsing. If you extend the Maturity Date of your Policy, the following occurs as of the original Maturity Date: (1) the guaranteed death benefit lapses and your death benefit will become the minimum death benefit; (2) no further Policy Value advances or cash value bonuses are given to you; (3) all riders and rider charges except the accelerated benefit rider terminate; and (4) outstanding Policy loans will be credited with interest at an effective annual rate of 7.5% (7% in Massachusetts).
When Death Benefit Proceeds Are Paid
We will pay the death proceeds (death benefit less indebtedness) to the beneficiary normally within seven days after proof of death of the insured is received by us, at the Individual Life Operations Center, and the Company has: 1) verified the validity of the claim; 2) received all required beneficiary forms and information; 3) completed all investigations of the claim; and 4) determined all other information has been received and is in Good Order.
OTHER BENEFITS AVAILABLE UNDER THE POLICY

Name Of Benefit	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
Guaranteed Death Benefit	Guarantees that your Policy will remain in force at the end of the Policy Grace Period and will not lapse.	Standard
The Guaranteed Death Benefit is only available:
•during the Guaranteed Death Benefit Period shown in your Policy, and
•if the cumulative premiums paid into the Policy, less Indebtedness and less withdrawals, equal or exceed an amount known as the Cumulative No Lapse Guarantee Premium.

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Name Of Benefit, continued	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
Waiver of Selected Amount Rider	We will make a monthly payment in an amount you select, while the Insured is totally disabled.	Optional
•In order to obtain waiver benefits, you must give us proof that the insured’s total disability: (1) began while the Policy and this rider were in force; (2) began before the first Policy anniversary after the insured’s 60th birthday; and (3) was continuous for six months or more.
•This rider terminates on the earliest of the following: (1) the monthly anniversary date on or next following our receipt at our home office of your written request for termination; (2) the date the Policy lapses, surrenders or terminates; or (3) the first Policy anniversary on or after the insured reaches age 60.
•Not available on Policies with the Waiver of Monthly Deductions Rider.
•We will not pay a benefit if total disability results from: 1) injuries intentionally self-inflicted; or 2) service in the military of any country at war, declared or undeclared.

Waiver of Monthly Deductions Rider	We will waive all monthly charges while the Insured is totally disabled.	Optional
•In order to obtain waiver benefits, you must give us proof that the insured’s total disability: (1) began while the Policy and this rider were in force; (2) began before the first Policy anniversary after the insured’s 60th birthday; and (3) was continuous for six months or more.
•This rider terminates on the earliest of the following: (1) the monthly anniversary date on or next following our receipt at our home office of your written request for termination; (2) the date the Policy lapses, surrenders or terminates; or (3) the first Policy anniversary on or after the insured reaches age 60.
•Not available on Policies with the Waiver of Selected Amount Rider.
•We will not pay a benefit if total disability results from: 1) injuries intentionally self-inflicted; or 2) service in the military of any country at war, declared or undeclared.

Primary Insured Rider	We will pay the term life insurance benefit when the covered Insured dies, according to the terms of your Policy and the Rider.	Optional
•Coverage under this rider will terminate on the earliest of the following:
(1) the monthly anniversary date on or next following receipt of your written request for coverage to end;
(2) the date the Policy terminates for reasons other than the Primary Insured’s death; or
(3) the date of the full exchange of coverage as provided in this rider.
•Unless terminated for some other reason, the coverage provided by this rider will terminate on the expiry date shown on the Policy schedule.

Additional Insured Rider	We will pay the term life insurance benefit when the covered Insured or the immediate family members of the Insured dies, according to the terms of your Policy and the Rider.	Optional
•Coverage under this rider will terminate on the earliest of the following:
(1) the monthly anniversary date on or next following receipt of your written request for coverage to end;
(2) the date the Policy terminates for reasons other than the Primary Insured’s death; or
(3) the date of the full exchange of coverage as provided in this rider.
•Unless terminated for some other reason, the coverage provided by this rider will terminate on the expiry date shown on the Policy schedule.

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Name Of Benefit, continued	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
Child Insurance Rider	Provides term life insurance coverage on all the eligible children of the insured under the Policy.	Optional
•The Rider is available for issue to insured children who are at least 15 days old but not yet 15 years old.
•The Rider terminates at the earliest of the following events: 1) the 25th birthday of last insured child included in rider coverage, 2) the Policy anniversary date following age 65 of the primary insured, or 3) the termination date of the base Policy.
•This Rider may be added after Policy issue.
•This Rider may not be available in all states.

Accelerated Benefit Rider	We will pay a lump sum accelerated death benefit at your request in the event an Insured’s life expectancy is 12 months (24 months in some states) or less.	Optional
•The maximum amount of Death Benefit that can be accelerated is 100% of the Death Benefit, or $500,000 if less.
•This Rider does not provide accelerated death benefits if the Specified Insured or his/her Physician reside outside the United States of America.
•This rider ends on the earlier of: (1) The termination of the Policy to which this rider is attached; or (2) Our receipt, prior to the payment of a Benefit, or your written request in a form acceptable to us to cancel this rider.
•No accelerated benefit is payable when the Policy is less than 2 years prior to expiry or maturity.
•The payment of a Benefit must be approved in writing, in a form acceptable to us, by an irrevocable beneficiary and any collateral assignee. At our discretion, we may require written approval from any other party whom we believe has a potential interest in the proceeds of this Policy.
•You are not eligible for this Benefit if: (a) you are required by law to use this Benefit to meet the claims of creditors, whether in bankruptcy or otherwise; or (b) you are required by a government agency to use this Benefit in order to apply for, obtain, or otherwise keep a government benefit.
•No Benefit is available if an Insured’s Terminal Condition results from a self-inflicted injury and such injury occurs within a two year period following the Policy Date.

GUARANTEED DEATH BENEFIT
The Policy will remain in force at the end of the Policy Grace Period as long as the Guaranteed Death Benefit is available, as described below. The Guaranteed Death Benefit is available so long as:
(a)the Policy is in the Guaranteed Death Benefit Period; and
(b)on each Monthly Activity Date during that period, the cumulative premiums paid into the Policy, less Indebtedness and less withdrawals from the Policy, equal or exceed an amount known as the monthly recommended minimum premium.
The monthly recommended minimum premium is specified in your Policy and is the premium required to maintain the Guaranteed Death Benefit. The monthly recommended minimum premium will increase if you take any withdrawals, loans, add any riders, or increase your Face Amount. The monthly recommended minimum premium will decrease if you terminate any riders or decrease your Face Amount. We will send you an amended schedule page of your new monthly recommended minimum premium.
If the insured person is younger than 60 years old at the time your Policy is issued, the guarantee period is the lesser of 12 years or until age 65. If the insured person is between the ages of 60 to 70 at the time your Policy is issued, the guarantee period is for five years. If the insured person is older than 70 years old from the date your Policy is issued, the guarantee is for the greater of two years or until age 75. The Guaranteed Death Benefit is not available in all states, and the guarantee period may be shorter in some states due to state limitations. See Appendix A for more information.
If, on each Monthly Activity Date during the Guaranteed Death Benefit Period, the cumulative premiums paid into the Policy, less Indebtedness and less withdrawals from the Policy, do not equal or exceed the cumulative monthly recommended minimum premium on that date, a Guaranteed Death Benefit Grace Period of 30 days will begin. We will mail to you a notice. That notice will warn you that you are in danger of losing the Guaranteed Death Benefit and will tell you the amount of premium you need to pay to continue the Guaranteed Death Benefit. The Guaranteed Death Benefit will be removed from the Policy if the required premium is not paid by the end of the Guaranteed Death Benefit Grace Period. The Guaranteed Death Benefit will never again be available or in effect on the Policy.

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RIDERS
You may add additional benefits to your Policy by electing one or more of the Riders described below. Some Riders involve additional costs that depend on the age, sex, and risk class of the Insured, and the level of benefit provided by the Rider. Each Rider is subject to the restrictions and limitations described in the Rider. Riders may not be available in all states.
Waiver of Selected Amount Rider
We will make a monthly payment in an amount you select, so long as the Insured is totally disabled. The Rider provides a fixed dollar benefit in an amount set forth in your Policy. Total disability is a disability of the insured: (1) which results from bodily injury sustained or disease which first appears while both the Policy and this rider are in force; and (2) which completely prevents the insured from engaging in an occupation for compensation or profit. During the first 24 months of total disability, “occupation” means the inability to perform the substantial and material duties of the insured’s regular occupation. After 24 months, “occupation” means any job suited to the insured’s education, training, or experience.
In order to obtain waiver benefits, you must give us proof that the insured’s total disability: (1) began while the Policy and this rider were in force; (2) began before the first Policy anniversary after the insured’s 60th birthday; and (3) was continuous for six months or more. We may at reasonable intervals require proof that the insured continues to be totally disabled. After the insured has been totally disabled for two years, we won’t ask for proof more than once a year. if the insured doesn’t provide this proof or ceases to be totally disabled, a waiver benefit will no longer be paid.
The minimum amount you can select is $25. The maximum amount is described in the Rider, but is at least equal to the recommended monthly minimum premium for your Policy (capped at the monthly recommended minimum premium for a $2 million dollar Policy).
This rider may be added after Policy issuance. This rider terminates on the earliest of the following: (1) the monthly anniversary date on or next following our receipt at our home office of your written request for termination; (2) the date the Policy lapses, surrenders or terminates; or (3) the first Policy anniversary on or after the insured reaches age 60. Waiver of Selected Amount Rider is not available on Policies with the Waiver of Monthly Deductions Rider.
Waiver of Monthly Deductions Rider
We will waive all monthly charges under your Policy and Rider charges that we would otherwise deduct from your Policy Value, so long as the Insured is totally disabled. Total disability is a disability of the insured: (1) which results from bodily injury sustained or disease which first appears while both the Policy and this rider are in force; and (2) which completely prevents the insured from engaging in an occupation for compensation or profit. During the first 24 months of total disability, “occupation” means the inability to perform the substantial and material duties of the insured’s regular occupation. After 24 months, “occupation” means any job suited to the insured’s education, training, or experience.
In order to obtain waiver benefits, you must give us proof that the insured’s total disability: (1) began while the Policy and this rider were in force; (2) began before the first Policy anniversary after the insured’s 60th birthday; and (3) was continuous for six months or more. We may at reasonable intervals require proof that the insured continues to be totally disabled. After the insured has been totally disabled for two years, we won’t ask for proof more than once a year. if the insured doesn’t provide this proof or ceases to be totally disabled, a waiver benefit will no longer be paid.
While we are paying benefits under this rider we will not permit you to request any increase in the Policy's Face Amount. Loan interest will not be paid for you under this Rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest.
This rider may be added after Policy issuance. This rider terminates on the earliest of the following: (1) the monthly anniversary date on or next following our receipt at our home office of your written request for termination; (2) the date the Policy lapses, surrenders or terminates; or (3) the first Policy anniversary on or after the insured reaches age 60. Waiver of Monthly Deductions Rider is not available on Policies with the Waiver of Selected Amount Rider.
Primary Insured Rider
This Rider provides term life insurance on the life of the Insured. This is a fixed dollar benefit in an amount set forth in your Policy. This rider is only available at Policy issuance.
This rider is not convertible to another policy, however, you may exchange the coverage under the rider for a face amount increase in the same amount under the Policy before the earlier of the 5th Policy Anniversary or the Insured's 65th birthday. There is no additional underwriting for a conversion. The additional layer of Face Amount has the same cost of insurance rates and target premium rates as the original issued Face Amount, and the surrender charge follows the same schedule as if the increased surrender charge was applied at issue. In all other ways the conversion process is the same as a regular Face Amount increase.
Additional Insured Rider
This Rider provides term life insurance on the life of the Insured or on the life of one or more of the immediate family members of the Insured. This is a fixed dollar benefit in an amount set forth in your Policy. This rider may be added after Policy issuance.
When this rider covers a life other than the Insured it is convertible to a variable universal life Policy available for conversions, under our published rules at the time of conversion. Conversion to a new variable universal life Policy is allowed before the earlier of the 5th Policy Anniversary or the Insured's 65th birthday. If this rider covers the Insured, it may be exchanged for a Face Amount increase in the same amount under the Policy.

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Child Insurance Rider
This Rider provides term life insurance coverage on all the eligible children of the Insured under the Policy, until each child reaches age 25. We will pay the term life insurance death benefit amount you elect under this Rider upon receipt of due proof of death of an insured child. This is a fixed dollar benefit in an amount set forth in your Policy. The rider is available for issue to insured children who are at least 15 days old but not yet 15 years old. There is a per $1,000 charge for this Rider that covers all the insured children. This Rider may not be available on all Policies. This rider may be added after Policy issuance.
The rider terminates at the earliest of the following events:
•The 25th birthday of last insured child included in rider coverage.
•The Policy anniversary date following age 65 of the primary insured.
•The termination date of the base Policy.
If the primary insured dies while the rider is in force, rider benefits become paid up.
This rider is convertible to individual life policies (except for term coverage) available for conversions, under our published rules at the time of conversion. Conversion must occur within 31 days of the earlier of the first Policy anniversary on or after the child's 25th birthday, or the rider termination date.
Accelerated Benefit Rider
This Rider provides an accelerated Death Benefit of up to 100% of the Eligible Amount if the Insured is diagnosed as having a Terminal Condition. A Terminal Condition is an irreversible medical condition that, with reasonable medical certainty, can be expected to result in the Insured’s death, notwithstanding appropriate medical care, within twelve months from the date of certification by a Physician. The Eligible Amount is the Death Benefit of the base Policy plus any term insurance rider that is not within 2 years of expiry. The Eligible Amount will be determined as of the date we approve your written request for the Benefit.
The payment of any accelerated benefit is subject to the following conditions:
•No accelerated benefit is payable when the Policy is less than 2 years prior to expiry or maturity.
•The payment of a Benefit must be approved in writing, in a form acceptable to us, by an irrevocable beneficiary and any collateral assignee. At our discretion, we may require written approval from any other party whom we believe has a potential interest in the proceeds of this Policy.
•You are not eligible for this Benefit if: (a) you are required by law to use this Benefit to meet the claims of creditors, whether in bankruptcy or otherwise; or (b) you are required by a government agency to use this Benefit in order to apply for, obtain, or otherwise keep a government benefit.
•No Benefit is available if an Insured’s Terminal Condition results from a self-inflicted injury and such injury occurs within a two year period following the Policy Date. If such injury occurs beyond such period, the amount that may be requested with respect to such Insured may not include any part of the Death Benefit that was first effective within such two year period prior to such injury. See Appendix A for possible state variations.
The Benefit will be paid in a lump sum and must be at least $2,500. The maximum amount you may accelerate under this Rider prior to the Insured’s death is $500,000. The accelerated payment will be discounted for twelve months’ interest, and will be reduced by any outstanding Policy loans. The interest rate discount will be equal to the lesser of (1) the rate set out by the Internal Revenue Code; (2) the rate according to state law that is the adjustable Policy loan interest rate; or (3) 10%. There is no charge for this rider, but an administrative fee (not to exceed $300) will be charged at the time the benefit is paid.
If the accelerated benefit is equal to the death benefit, the Policy or the rider terminates. Any riders on the terminated Policy that provide insurance on the life of any other person will be administered according to the provisions concerning death of the primary insured.
If only a portion of the Eligible Amount is requested as the Benefit, this Policy will remain in force. The face amount, loan amount and surrender value will be reduced by the Benefit Percentage. The Policy Value will be reduced by the same amount as the Cash Surrender Value. The Policy Value in each Sub-Account, if any, will be reduced on a pro rata basis. The cost of insurance and minimum premium will be reduced as if a loan repayment, a withdrawal and a face decrease were made to the Policy. These reductions will be made as of the date we approve the written request for the Benefit. The face amount of the Policy or Rider that will remain after a partial benefit payment is made must be at least the minimum face amount required under the Policy or Rider.
If partial acceleration is requested on a rider form, the death benefit and premium or monthly deduction are reduced by the acceleration ratio. If the acceleration is on a Child Insurance Rider, and there are other children covered, no decrease in monthly deductions occurs, and the death benefit is decreased only for the child for which the request is made.
A new Policy schedule showing the new Death Benefit, new premium and new guaranteed cash values, if any, will be sent to the Policy Owner.
This rider ends on the earlier of: (1) the termination of the Policy to which this rider is attached; or (2) our receipt, prior to the payment of a Benefit, or (3) your written request in a form acceptable to us to cancel this rider.
The Accelerated Benefit Rider which forms a part of the Policy should be consulted for details regarding eligibility for, and the terms and limitations of, the benefit. We can also furnish further information about the amount of the benefit available to you under your Policy. The Accelerated Benefit Rider is automatically added to Policies in issue states in which the rider is approved.

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The example below is for a Policy with a $100,000 Face amount and a Death Benefit Type A. The example assumes: (1) a discount rate of 4.00%, (2) an outstanding Policy Loan of $2,500 and (3) an administrative fee of $50 has been deducted.

	Policy Values Before Acceleration	Policy Values After 50% Acceleration	Policy Values After 100% Acceleration
Death Benefit	$100,000	$50,000	$0
Policy Value	$10,000	$5,500	$0
Surrender Charge	$1,000	$1,000	$0
Policy Loan	$2,500	$1,250	$0
Cash Surrender Value	$6,500	$3,250	$0

	Benefit Accelerated	$50,000	$100,000
	12 Month Discount	$1,923.08	$3,846.15
	Loan Repayment Required	$1,250	$2,500
	Administration Fee	$50	$50
	Net Accelerated Benefit	$46,776.92	$93,603.85
REQUIREMENTS FOR ISSUANCE OF A POLICY
Application for a Policy
To purchase a Policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of Insured's age 80 and under who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a Policy will be made without your consent. The minimum initial premium is the amount required to keep the Policy in force for one month, but not less than $25.
Policy Date
Your Policy will be effective on the Policy date only after we receive all outstanding delivery requirements and the initial premium payment. The Policy date is the date used to determine all future cyclical transactions on the Policy, such as Monthly Activity Date and Policy Years.
PREMIUMS
You have considerable flexibility as to when and in what amounts you pay premiums under your Policy. Prior to Policy issue, you choose a Planned Premium, within a range determined by us. Your Planned Premium is generally an estimated premium which would keep your Policy in force until the insured person reaches age 65, or for 5 years if the insured person is older than age 60. We will send you premium notices for Planned Premiums. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premiums automatically deducted monthly from your checking account. When we receive scheduled or regular premium payments from you through pre-authorized transactions such as, checking deduction (ACH), payroll deduction or through a government allocation arrangement, a summary of these transactions will appear on your annual statement and you will not receive a confirmation statement after each transaction. The Planned Premiums and payment mode you select are shown on your Policy’s specifications page. You may change the Planned Premiums, subject to our minimum amount rules then in effect.
After the first premium has been paid, your subsequent premium payments are flexible. The actual amount and frequency of payment will affect the Policy Value and could affect the amount and duration of insurance provided by the Policy. Your Policy may lapse if the value of your Policy becomes insufficient to cover the monthly deduction amounts. In such case you may be required to pay additional premiums in order to prevent the Policy from terminating. For details see, LAPSE AND REINSTATEMENT.
You may pay additional premiums at any time prior to the scheduled Maturity Date, subject to the following limitations:
•The minimum premium that we will accept is $25 or the amount required to keep the Policy in force.
•We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the amount of the premium.
•We reserve the right to refund any excess premiums that would cause the Policy to fail to meet the definition of life insurance under the Internal Revenue Code.*
•We will return any excess premium to you if it will cause the Policy to become a modified endowment contract (MEC) and request further instructions.*
•Any premium payment in excess of $1,000,000 is subject to our approval.
*If the excess premium can be applied within 30 days of receipt and not cause a MEC or failure to meet the definition of life insurance, we will hold the excess without interest and apply it on such date.
In some cases, applying a subsequent premium payment in a Policy year could result in your Policy becoming a modified endowment contract (MEC). See TAXES section for additional information on MEC policies. If we receive a subsequent premium payment that would cause the Policy to become a MEC, we will follow these procedures:

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•If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your Planned Premium, we will apply the premium to the Policy. We will notify you in writing that your Policy has become a MEC and provide you with the opportunity to correct the MEC status as specified in the notice. You have 2 weeks from the date of the notice to respond.
•If we receive the premium within 20 calendar days prior to the Policy anniversary date and it is less than or equal to the Planned Premium, the premium payment will be considered not in Good Order. We will hold the payment without interest and credit it to the Policy on the Policy anniversary date. If the Policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the Policy anniversary. The owner will be notified of our action after the premium payment has been credited.
These procedures may not apply if there has been a material change to your Policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your Policy anniversary.
In some cases, applying a subsequent premium payment in a Policy year could cause your Policy to fail the definition of life insurance. If we receive a subsequent premium payment that would cause the Policy to fail the definition of life insurance, the premium payment will be considered not in Good Order and we will follow these procedures:
•If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your Planned Premium, we will return the excess premium payment to you and await further instructions.
•If we receive the premium within 20 calendar days prior to the Policy anniversary date and it is less than or equal to the Planned Premium, we will hold the payment without interest and credit the premium payment on the Policy anniversary date. If the Policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the Policy. The owner will be notified of our action after the premium payment has been credited.
How to send premium payments:
Mail
You may send premium payments to either of the following addresses:

To the following lockbox address: Talcott Resolution P.O. Box 9001970 Louisville, KY, 40290-1970	To our Individual Life Operations Center at: Talcott Resolution P.O. Box 305034 Nashville, TN, 37230-5034
Wire
You may also arrange to pay your premium payments by wire. To wire payments call 1-800-231-5453.
Mailed premium payments not sent to either of the addresses stated above will be considered not in good order. We will reroute the payment and apply it on the Valuation Date when it is received at the correct location and is determined to be in good order.
Allocation of Premiums
During the application process, you choose how you want to allocate your initial Net Premium among the Sub-Accounts and the General Account on the premium allocation form. Any Net Premium received by us in Good Order prior to the end of the Right to Examine Period, will be allocated to the Money Market Sub-Account based on the next computed value of the Money Market Sub-Account. Upon the expiration of the Right to Examine Period, we will automatically allocate the value in the Money Market Sub-Account to the General Account (if applicable) and the Sub-Accounts according to your premium allocation instructions.
Any premiums we receive prior to the issuance of the Policy will be held in a non-interest bearing suspense account during the underwriting process. With respect to any initial premium payment received before the Policy date and any premium payment that is not in Good Order, we may temporarily hold the Premium in a suspense account and we may earn interest on such amount. You will not be credited interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period. After the Policy is issued, premium payments are not applied to the Policy until they are received in Good Order at our Payment Office or received by us via wire.
For subsequent Net Premium Payments, you may send allocation instructions to our Service Office in accordance with our then current procedures. If you make a subsequent premium payment and do not provide us with allocation instructions, we will allocate the premium payment among the Sub-Accounts and the General Account in accordance with your most recent allocation instructions. Any allocation instructions will be effective upon receipt by us in Good Order and will apply only to premium payments received on or after that date. Subsequent premium payments received by us in Good Order will be credited to your Policy based on the next computed value of a Sub-Account following receipt of your premium payment. Net Premiums allocated to the General Account will be credited to your Policy on the day business day they are received.
You may not exceed twenty (20) investment choices at any given time and the percentage you allocate to each Sub- Account and/or the General Account must be in whole percentages.
You will receive several different types of notifications as to what your current premium allocation is. Each transaction confirmation received after we receive a premium payment will show how a Net Premium has been allocated. Additionally, each quarterly statement summarizes the current premium allocation in effect for your Policy.
If your most recent premium allocation instructions include a Fund (merging Fund) that has been merged into another Fund (surviving Fund) and we do not receive alternative instructions, we will allocate the premium among the Sub- Accounts and the

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General Account based on your most recent allocation instructions, except that we will apply the premium that would have been allocated to the merging Fund to the surviving Fund. If your most recent premium allocation instructions include a Fund that has been liquidated, generally, unless we receive alternative instructions, we will automatically amend your allocation instructions to replace the liquidated fund with the Money Market Sub-Account.
Accumulation Units
Net Premiums allocated to the Sub-Accounts are used to credit accumulation units to such Sub-Accounts. The number of accumulation units in each Sub-Account to be credited to a Policy and the amount to be credited to the General Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Policy Value to be invested in the General Account or the Sub-Account. Each portion of the Net Premium or transferred Policy Value to be invested in a Sub-Account is then divided by the accumulation unit value in a particular Sub-Account next computed following its receipt. The resulting figure is the number of accumulation units to be credited to each Sub-Account.
The accumulation unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the accumulation unit value of the particular Sub-Account on the preceding Valuation Day by the net investment factor for that Sub-Account for the Valuation Period then ended. The net investment factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period. From this amount, the daily portion of the sales charge and premium tax charge and the mortality and expense risk charge assessed during the Valuation Period are then subtracted.
All valuations in connection with a Policy, e.g., with respect to determining Policy Value, in connection with Policy loans, or in calculation of death benefits, or with respect to determining the number of accumulation units to be credited to a Policy with each premium payment other than the initial premium payment will be made on the date the request or payment is received by us in Good Order at the appropriate Payment Office or Service Office, provided such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day. Requests for Sub-Account transfers or premium payments received on any Valuation Day in Good Order after the close of the NYSE or a non-Valuation Day will be invested on the next Valuation Day.
Transfers And Restrictions On Transfers
You may transfer amounts among the General Account and the Sub-Accounts subject to a charge described below. You may request transfers in writing or by calling us at 1-800-231-5453. Transfers by telephone may also be made by your authorized agent of record or other authorized representative. Telephone transfers may not be permitted in some states. We will not be responsible for losses that result from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requiring callers to provide certain identifying information. All transfer instructions communicated to us by telephone are tape recorded.
You may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Policy Value among the underlying Funds available in your Policy. Your transfer request will be processed as of the end of the Valuation Day that it is received in Good Order at our Service Office. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
What Happens When You Request a Sub-Account Transfer?
Many Policy Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Policy Owners allocate
Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that underlying Fund we would need to sell to satisfy all Policy Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Premium Payments allocated to that Sub-Account and determine how many shares of that underlying Fund we would need to buy to satisfy all Policy Owners’ “transfer-in” requests.
In addition, many of the underlying Funds that are available as investment options in our variable life policies are also available as investment options in variable annuity contracts, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and Policy Owners in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular underlying Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the price you pay for or receive upon the purchase or sale of an investment option. This means that we sometimes reallocate shares of an underlying Fund rather than buy new shares or sell shares of the underlying Fund.

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For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Policy Owners and the owners of other products offered by us, want to transfer- in (purchase) an amount equal to $300,000 of that same underlying Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
Are There Any Charges for Transfers Among Sub-Accounts?
Under the Policy, we have the right to assess an Administrative Transfer Fee of up to $25 per transfer after the first transfer you make in any month. We are currently not assessing Administrative Transfer Fees.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Policy Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer”, however, you cannot transfer the same Policy Value more than once a Valuation Day.
For Example:
•If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
•If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Conversely, if you have $10,000 in Policy Value distribution among 10 different Sub-Accounts and you request to transfer the Policy Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.
•However, you cannot transfer the same Policy Value more than once in one day. That means if you have $10,000 in a Money Market Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.
Second, you are allowed to submit a total of 20 Sub-Account transfers each Policy Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, Internet, telephone, same day mail or courier service. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. For example, Voice Response Unit, Internet, same day mail service or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we may send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Policies (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on an underlying Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Policy if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Policy if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same underlying Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of an underlying Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Underlying Fund Trading Policies
Generally, you are subject to underlying Fund trading policies, if any. We are obligated to provide, at the underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist underlying Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to assist an underlying Fund, to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each underlying Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into an underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an underlying Fund’s trading policy. Please refer to each underlying Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in Good Order.
In certain circumstances, Underlying Fund trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide us with shareholder information.
•“Excepted funds” such as Money Market funds and any underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an underlying Fund treats as a single investor.

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•A Fund can decide to exempt categories of Policy Owners whose Policies are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of “dollar cost averaging” programs, asset allocation programs, automatic rebalancing programs, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Policy; or (iv) as a result of payments such as loan repayments, scheduled Premium Payments, scheduled withdrawals or surrenders, retirement plan Premium Payments.
Possibility of Undetected Abusive Trading or Market Timing
We may not be able to detect or prevent all abusive trading activities. For instance,
•Since we net all the purchases and redemptions for a particular underlying Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of underlying Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.
•Our policies apply only to individuals and entities that own or are Policy Owners under this Policy. However, the underlying Funds that make up the Sub-Accounts of this Policy are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.
•In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (“Participants”) or enforce the Transfer Rule because we do not keep Participants’ account records for a Policy. In those cases, the Participant account records and Participant Sub- Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub- Account transfers.
How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by an underlying Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact underlying Fund performance and, as a result, the performance of your Policy. This may also lower the Death Benefit paid to your Beneficiary.
Separate Account investors could be prevented from purchasing underlying Fund shares if we reach an impasse on the execution of an underlying Fund’s trading instructions. In other words, an underlying Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Policy Owner to provide the information. If the Policy Owner does not provide the information, we may be directed by the Fund to restrict the Policy Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Policy will also be precluded from further purchases of Fund shares.
Limitations on Transfers from the General Account
You may only make one transfer out of the General Account each year, and the transfer may not be for more than 50% of the General Account value, excluding loans. However, if the value of the General Account is less than $1,000, the entire amount may be transferred from the General Account to the Separate Account. As a result of these restrictions, it can take several years to transfers amounts from the General Account to the Sub-Accounts.
Dollar Cost Averaging
You may elect to allocate your Net Premiums among the Sub-Accounts and the General Account pursuant to the Dollar Cost Averaging (DCA) program. The DCA program allows you to regularly transfer an amount you select from the General Account or any Sub-Account into a different Sub-Account. Amounts will be transferred monthly to the other investment choices in accordance with your allocation instructions. The dollar amount will be allocated to the investment choices that you specify, in the proportions that you specify. If, on any transfer date, your Account Value allocated to the Dollar Cost Averaging program is less than the amount you have elected to transfer, your DCA program will terminate.
You may cancel your DCA election by notice in writing or by calling us at 1-800-231-5453. We reserve the right to change or discontinue the DCA program.
The main objective of a DCA program is to minimize the impact of short-term price fluctuations. The DCA program allows you to take advantage of market fluctuations. Since the same dollar amount is transferred to your selected investment choices at set intervals, the DCA program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, a lower average cost per accumulation unit may be achieved over the long term. However, it is important to understand that the DCA program does not assure a profit or protect against investment loss.

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Asset Rebalancing
This feature allows you to automatically rebalance Sub-Account assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of Sub-Accounts X and Y is split 40% and 60%, respectively, and investment results cause that split to change. You may instruct that those assets be rebalanced to your original or different allocation percentages. Asset rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate, provided the NYSE is open on that date. If the NYSE is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period immediately following that date. The General Account cannot participate in this administrative procedure. If auto-rebalancing involves allocating to a Sub-Account that became closed to additional investments, the auto-rebalancing feature will be turned off. Currently, a transfer that occurs under the asset rebalancing feature is not counted towards the 20 transfers permitted each Policy Year. We reserve the right to change this practice, modify the requirements, or discontinue the feature in a non-discriminatory manner. We will notify you prior to changing, modifying, or discontinuing this feature.
POLICY VALUE
Each Policy will have a Policy Value. There is no minimum guaranteed Policy Value.
The Policy Value of a Policy changes on a daily basis and will be computed on each Valuation Day. The Policy Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the General Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.
A Policy’s Policy Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the Policy have been allocated. The Policy Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of accumulation units in each Sub-Account as of the Valuation Day by the then current value of the accumulation units in that Sub-Account and then totaling the result for all of the Sub-Accounts. See Accumulation Units.
A Policy’s Policy Value equals the Policy’s value in all of the Sub-Accounts, the General Account, and the Loan Account. A Policy’s Cash Value is equal to the Policy Value less any applicable surrender charges. A Policy’s Cash Surrender Value, which is the net amount available upon surrender of the Policy, is the Cash Value less any Indebtedness.
Policy Value Advances
If you have met certain premium payment requirements, we will pay you Policy Value Advances at the end of the seventh Policy year, and at the end of each subsequent year, until the insured person reaches the age of 95. If you no longer meet the premium payment requirements, we will stop paying you Policy Value Advances. You will meet the premium payment requirements if your total premiums paid to date (less Policy loans and partial withdrawals) at least equal the total recommended monthly minimum premiums to date. For purposes of meeting the premium payment requirement at the end of the seventh Policy year, premium payments made during that year in excess of 36 times the recommended monthly minimum premium at that time will be disregarded. At the end of each Policy year, we will allocate the Policy Value Advances among the General Account and your investment options on a pro rata basis unless you provide us with other instructions. We reserve the right to recover these Policy Value Advances. The Policy Value Advances are a percentage of the average recommended monthly minimum premium to date under the Policy times 12.
Current Policy Value Advance Percentages

Age of Insured Person at Issue	Policy Year 7	Policy Year 8	Policy Years 9 and Later to Age 95
0-60	2%	6%	10%
61-70	5%	7%	10%
71-80	6%	6%	6%
We also reserve the right to reduce the Policy Value Advances. If we intend to reduce the Policy Value Advances, we will give you one year’s notice. We will not reduce the Policy Value advance percentages below the following guaranteed percentages:
Guaranteed Policy Value Advance Percentages

Age of Insured Person at Issue	Policy Year 7	Policy Year 8	Policy Years 9 and Later to Age 95
0-60	2%	6%	10%
61-70	2%	6%	7%
71-80	2%	5%	6%
Some states mandate how Policy Value Advances are offered and guaranteed. Policy Value Advances on policies issued in those states may differ from the Policy Value Advances described above. See Appendix A for possible state variations.
Cash Value Bonuses
We will pay you a Cash Value Bonus at the end of the ninth Policy year, and at the end of each subsequent Policy year until the insured person reaches the age of 95. We will allocate the Cash Value Bonuses among the General Account and your investment options on a pro rata basis unless you provide us with different instructions. The following table shows how the Cash Value Bonuses are calculated:

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Cash Surrender Value on Date of Bonus	Bonus as a Percent of Cash Surrender Value at End of Policy Years 9 and through 19	Bonus as a Percent of Cash Surrender Value at End of Policy Years 20 and Later to Age 95
Less than $25,000	None	None
$25,000 to $99,000	0.10%	0.10%
$100,000 to $199,000	0.15%	0.15%
$200,000 or more	0.15%	0.25%
Some states mandate the conditions, limitations and guarantees for Cash Value Bonuses. Cash Value Bonuses on Policies issued in those states may differ from the Cash Value Bonuses described above. See Appendix A for possible state variations.
Loans
At any time while the Policy is in force and has a Cash Surrender Value, You may obtain a loan from Us, subject to certain terms. We will hold the Policy as sole security for repayment of any such loans taken. We may defer granting a loan, for the period permitted by law but not more than six months, unless the loan is to be used to pay premiums on any policies you have with us. There is no minimum loan amount.
Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the General Account and each of the Sub-Accounts to the Loan Account.
If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, the Policy will then go into default. See LAPSE AND REINSTATEMENT.
You can repay all or any part of a loan at any time while your Policy is in force and the insured is alive. The amount of your Policy loan repayment will be deducted from the Loan Account. It will be allocated among the General Account and Sub-Accounts in the same percentage as premiums are allocated.
A loan, whether or not repaid, will have a permanent effect on your Policy Value and Death Benefit. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the General Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Policy Value is likely to be. Therefore, it is generally advisable to use any Premium Payments made to the Policy while a loan is outstanding to repay the loan. Such effect could be favorable or unfavorable. If the General Account and the Sub- Accounts earn more than the annual interest rate for funds held in the Loan Account, your Policy Value will not increase as rapidly as it would have had no loan been made. If the General Account and the Sub-Accounts earn less than the Loan Account, then your Policy Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.
Any amounts in the Loan Account will be credited with interest at an effective annual rate of 5.0%.
We will credit your Policy with interest at an effective annual rate of 7.5% (7.0% in Massachusetts) on one Policy loan of up to 10% of the surrender value in each Policy year if:
•the surrender value is at least $10,000 or
•the Policy has been in force for 12 years. The 10% limitation is raised to 15% for such loans obtained in Policy years in which the insured is 59½ or older.
Interest on Policy loans is at a fixed rate of 6.97% per year (6.54% per year in Massachusetts), payable annually in advance. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, any difference between the value of the Loan Account and the Indebtedness will be transferred on each Policy anniversary or on the date of any loan transaction from the General Account and Sub-Accounts to the Loan Account on a pro rata basis.
Withdrawals
Once each year after the first Policy year, you may withdraw part of your Policy’s Cash Surrender Value. You may request a withdrawal in writing. There is no minimum withdrawal amount. The maximum withdrawal is the Cash Surrender Value less an amount sufficient to cover the next two monthly deductions. Withdrawals may be subject to a Transaction Fee. See Transaction Fees. You may request a withdrawal on our Partial Withdrawal form. No withdrawals are permitted that would reduce the Policy’s Face Amount below $25,000. If the death benefit option then in effect is Option A, the Face Amount will be reduced by the amount of any partial withdrawal. Unless specified, the withdrawal will be deducted on a pro rata basis from the General Account and the Sub-Accounts. We will not permit a withdrawal if it would cause your Policy to fail to qualify as life insurance under the tax laws. Any time after the first Policy year, withdrawals are allowed only if the 12 minimum monthly premiums have been paid. A similar restriction applies after a requested increase in your Face Amount.
Surrender of a Policy
Provided your Policy has a Cash Surrender Value, you may surrender your Policy to us. In such case you may be subject to a surrender charge. We will pay you the Cash Surrender Value. Our liability under the Policy will cease as of the date we receive your request in writing at our Service Office, or the date you request your surrender, (our current administration rules allow a Policy

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Owner to designate a future surrender date, no more than ten calendar days from the date we receive the request) whichever is later. See Surrender Charge.
When Proceeds Are Paid
We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts allocable to the Sub- Accounts within seven calendar days of our receipt of a Good Order request, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, the SEC declares that an emergency exists or the SEC by order permits the postponement of payment to protect Policy Owners.
State law allows us to defer payment of any Cash Surrender Values, withdrawals and loan amounts which are not attributable to the Sub-Accounts for up to six months from the date of the request. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis. If we defer payment for more than 30 days, we will pay you interest.
LAPSE AND REINSTATEMENT
If the Guaranteed Death Benefit is not available, the Policy will go into default on any Monthly Activity Date if the Cash Surrender Value is not sufficient to cover the Monthly Deduction Amount or if total Indebtedness equals or exceeds the Cash Value.
If the Policy goes into default, we will send you a lapse notice warning you that the Policy is in danger of terminating. That lapse notice will tell you the minimum premium required to keep the Policy from terminating. This minimum premium equals the amount to pay three Monthly Deduction Amounts plus the Cash Value deficit as of the day the Policy grace period began. That notice will be mailed both to you on the first day the Policy goes into default, at your last known address, and to any assignee of record.
When your Policy is in default, no part of your Account Value is available to you. Consequently, you are not able to take any loans, withdrawals, or surrenders, make any transfers among the investment options, or change the way in which subsequent premiums are allocated.
We will keep your Policy in force for the 61-day period following the date your Policy goes into default. We call that period the Policy Grace Period. However, if we have not received the required premiums (specified in your lapse notice) by the end of the Policy Grace Period, the Policy will terminate. If the insured dies during the Grace Period, we will pay the death benefit reduced by any money you owe us, such as outstanding loans, loan interest or unpaid charges.
Unless the Policy has been surrendered for its Cash Surrender Value, the Policy may be reinstated prior to the Maturity Date, provided:
•The insured is alive at the end of the grace period and is also alive on the date of reinstatement;
•You make your request in writing within five years from the date the Policy lapsed;
•You submit to us satisfactory evidence of insurability;
•Any Indebtedness existing at the time the Policy was terminated is repaid or carried over to the reinstated Policy; and
•You pay sufficient premium to (1) cover all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (2) keep your Policy in force for two months after the date of reinstatement.
The Policy Value on the reinstatement date will reflect:
•the Policy Value at the time of termination; plus
•the Net Premiums derived from premiums paid at the time of reinstatement; minus
•the Monthly Deduction Amounts that were due and unpaid during the Policy Grace Period; plus
•the Surrender Charge at the time of termination; plus
•any indebtedness carried over to the reinstated Policy.
The surrender charge will be based on the duration from the original Policy date as though the Policy had never lapsed. If this Policy is reinstated, the Incontestable and Suicide Exclusion provisions will go into effect. The contestable period and the suicide exclusion will begin on the date this Policy is reinstated and will be based on the application taken at that time.
TAXES
Tax Treatment Of Policy Benefits
This summary provides general information on the federal income tax treatment of the Policy. It is not a complete statement of what the federal income tax impact will be in all circumstances. It is based on current tax law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.
Treatment as Life Insurance. The Policy must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Policy’s investments. For further information on the diversification requirements, see the Taxation section in the Statements of Additional Information for the Funds.
In order to meet the definition of life insurance rules for federal income tax purposes, the Policy must satisfy the Guideline Premium Test.

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Changes in your Policy may result in your Policy being considered newly issued and require “re-testing” of a Policy under the Guideline Premium Test using the mandatory Commissioner Standard Ordinary Mortality (CSO) Table and prescribed interest rates as of that date.
We believe we have taken adequate steps to ensure that the Policy qualifies as life insurance for tax purposes. Generally speaking, this means that:
•you will not be taxed on the growth of the Policy Value unless you receive a distribution from the Policy or if the Policy lapses or is surrendered, and
•the Policy's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.
Although we believe that the Policy should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Policy Owners after advance written notice -- that we deem necessary to ensure that the Policy will qualify as life insurance or to comply with applicable federal tax law.
The Policy may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Policy after the insured reaches age 100.
Pre-Death Distributions
The tax treatment of any distribution you receive before the insured’s death depends on whether or not the Policy is classified as a Modified Endowment Contract.
Policies Not Classified as Modified Endowment Contracts
•If you surrender the Policy or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Policy Debt. In other words, you will immediately have taxable income to the extent of gain in the Policy. Reinstatement of the Policy after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS"). The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.
•Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Policy less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Policy Years, all or a portion of a withdrawal may be taxed if the Policy Value exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.
•Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Policy for the purposes of determining whether a withdrawal is taxable.
•Loans you take against the Policy are ordinarily treated as debt and are not considered distributions subject to tax unless the Policy is surrendered or lapsed.
Modified Endowment Contracts
•The rules change if the Policy is classified as a Modified Endowment Contract. The Policy could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the Face Amount is made (or a rider removed). The addition of a rider or an increase in the Face Amount may also cause the Policy to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in the Face Amount would cause the Policy to become a Modified Endowment Contract and advise you of your options. You should first consult a tax adviser and your life insurance representative if you are contemplating any of these steps.
•If the Policy is classified as a Modified Endowment Contract, then amounts you receive under the Policy before the insured’s death, including loans and withdrawals, are included in income to the extent that the Policy Value before surrender charges exceeds the premiums paid for the Policy increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Policy became a Modified Endowment Contract.
•Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Policies owned by businesses.
•All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Policy for purposes of applying these rules.
•Changes in the Policy, including changes in death benefits, may require additional testing to determine whether the Policy should be classified as a Modified Endowment Contract.

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Investor Control
The tax law limits the amount of control you may have over choosing investments for the Policy. If this “investor control” rule is violated the Policy assets will be considered owned directly by you and lose the favorable tax treatment generally afforded life insurance. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Policy qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Policy Owners and will be made with such notice to affected Policy Owners as is feasible under the circumstances.
Income Tax Withholding
You must affirmatively elect that no income taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to income tax withholding. You are not permitted to elect out of income tax withholding if you do not provide a social security number or other taxpayer identification number, or payment is made outside the United States. You may be subject to penalties under the estimated tax payment rules if your income tax withholding and estimated tax payments are insufficient to cover the income tax due.
Other Tax Considerations
If you transfer or assign the Policy to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Policy to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. In addition, if you transfer your Policy to a foreign person, we are required to provide an information return regarding the transfer to you and the IRS.
Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.
Deductions for interest paid or accrued on Policy Debt or on other loans that are incurred or continued to purchase or carry the Policy may not be permitted under the tax law.
Business-Owned Life Insurance
If a business, rather than an individual, is the owner of the Policy, there are some additional rules. Business Policy Owners generally cannot deduct premium payments. Business Policy Owners generally cannot take tax deductions for interest on Policy Debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on Policy loans on Policies for up to 20 key persons. The interest deduction for Policy Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.
For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance Death Benefits will continue to be generally income tax free if, prior to Policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Internal Revenue Code) at the time the Policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable Policyholder. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.
Sales of Issued Life Insurance Policies to Third Parties
If you sell your Policy to a third party who the insured does not have a substantial family, financial or business relationship with (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale.
The purchaser of your Policy in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller. Once received, we are required to report your cash surrender value and cost basis information with respect to the Policy as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the death benefit will be subject to income tax and tax reported by us when paid to the beneficiary.
Tax Qualified Pension Plans
You may have acquired the Policy to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. We issued such Policies with a minimum Face Amount of $10,000, and with increases and decreases in the Face Amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the Scheduled Premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity Policies sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. Only certain riders are available for a Policy issued in connection with a tax-qualified pension plan. Variable reduced paid-up insurance and payment of the Cash Surrender Value are the only options on lapse available for Policies issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT.
You should consult a qualified tax advisor before purchasing a Policy in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Policy for your particular plan.

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Company Taxes
Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.
We will pay company income taxes on the taxable corporate earnings created by this Policy from investments in the Separate Account assets. While we may consider company income taxes when pricing our products, we do not currently include such income and other applicable federal taxes in the tax charges you pay under the Policy. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Policy, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Policy Owners with investments in Separate Account assets because (i) the Policy Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Policy.
DISTRIBUTION AND COMPENSATION
Effective May 1, 2014, Pruco Securities, LLC, ("Pruco Securities") an indirect wholly owned subsidiary of Prudential Financial, acts as the principal underwriter of all policies offered through this prospectus. Pruco Securities organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities' principal business address is 751 Broad Street, Newark, New Jersey 07102.
Pruco Securities pays compensation to broker-dealers, financial institutions and other parties (“Financial Intermediaries”) for the sale of the policies according to schedules in the sales agreements and other agreements reached between us and the Financial Intermediaries. Such compensation generally consists of commissions on a specified amount of premium paid for the Policy.
Your financial professional typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the sale of the Policy, depending on the agreement between your financial professional and his or her firm.
As compensation for selling the policies, Pruco Securities pays to broker-dealers a commission of up to 106.25% of the premiums paid up to the first twelve recommended monthly minimum premiums, up to 4% of all other premiums paid during the first year of the Policy, up to 3.5% of all such premiums in Policy years two through six and up to 1.5% of all such premiums in years seven and later. Pruco Securities pays a comparable amount of compensation for any increase of $25,000 or more in the Face Amount of coverage that you request.
LEGAL PROCEEDINGS
We are regularly involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. We may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. While we cannot predict the outcome of any pending or future litigation, examination or investigation, and although no assurances can be given, we do not believe that any pending matter will have a material adverse effect on our financial condition or results of operations.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner’s ability to make certain transactions and thereby we may refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.
FINANCIAL STATEMENTS
Our audited consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon our ability to meet its obligations under the Policy. The Account’s audited financial statements are also available in the Statement of Additional Information to this prospectus.
ADDITIONAL INFORMATION
We have filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.
To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Policy Owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 800-231-5453.

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Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, we deliver this prospectus to Policy Owners that reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Policy Owners while outside of the United States.
You may contact us for further information at the address and telephone number on the back cover of this prospectus.
GLOSSARY: Definitions Of Special Terms Used In This Prospectus
1933 Act: Refers to the Securities Act of 1933, as amended.
1940 Act: Refers to the Investment Company Act of 1940, as amended.
Application: A form or set of forms that must be completed and signed by the prospective Owner and each Insured before We can issue a Policy.
Beneficiary: The person or persons designated in the Application or the most recent Beneficiary designation in our files, to whom insurance proceeds are paid.
Cash Surrender Value: The Cash Value less all Indebtedness.
Cash Value: The Policy Value less any applicable Surrender Charges.
Company (Issuing Company): Union Security Insurance Company (formerly Fortis Benefit Insurance Company). The name of the company that issues your Policy appears on the Policy and is determined primarily by the state where you purchased the Policy.
Eligible Amount: The current Face Amount of the Policy and any term insurance Rider covering the Insured attached to the Policy that is not within two years of expiry.
Face Amount: An amount we use to determine the Death Benefit. On the Policy date, the Face Amount equals the initial Face Amount shown in your Policy. Thereafter, it may change under the terms of the Policy.
Funds: The registered open-end management companies in which assets of the Separate Account may be invested. Also referred to as the Underlying Funds.
General Account: An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 5%.
Good Order: An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.
Indebtedness: All loans taken on the Policy, plus any interest due or accrued minus any loan repayments.
Loan Account: An account established for any amounts transferred from the General Account and Sub-Accounts as a result of loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub- Accounts.
Maturity Date: The date on which your Policy matures and your Policy terminates.
Monthly Activity Date: The Policy Date and the same date in each succeeding month as the Policy date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.
Net Premium: The amount of premium credited to Policy Value. It is premium paid minus the sales load and premium tax charge taken directly from the premium, if any.
Payment Office: The office at which we process premium payments, loan payments, and payments to bring your Policy out of default. Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office. For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office. Where this Prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Policy out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office. There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Physician: A Physician is a medical doctor or osteopath in the jurisdiction in which the diagnosis or prognosis is rendered who is performing an act within the scope of his or her license, and is qualified to treat the type of condition stated. This person may not be yourself, an Insured or a member of either family. We reserve the right to obtain a second medical opinion at our expense. The opinion of our Physician will control in the event of conflicting opinions.
Planned Premium: The amount that the Policy Owner intends to pay.
Policy: A legal contract between the Owner and Talcott Resolution Life and Annuity Insurance Company that provides a death benefit payable to the beneficiary upon death of the Insured in accordance with the Policy.
Policy Owner: The Owner or entity named as such in the application whom has all the rights stated in this Policy while the Insured is living.
Policy Value: The total of all amounts in the General Account, Loan Account and Sub-Accounts.
Primary Insured: The "Proposed Insured 1" named in the Application.

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Pro rata basis: An allocation method based on the proportion of the Policy Value in the General Account and each Sub-Account.
Service Office: The office at which we process several types of service requests, including allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests. Your correspondence will be picked up at the address provided on your service request form and then delivered to our Service Office. For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office. Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Separate Account: An account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the Policy belongs from our other assets.
Sub-Account: The subdivisions of the Separate Account.
Surrender Charge: A charge that may be assessed if you surrender your Policy.
Underlying Funds: The mutual funds that the Sub- Accounts invest in. The Underlying Funds are offered exclusively as investment choices in variable insurance products issued by life insurance companies. They are not offered or made available directly to the public. These portfolios may contain different investments than the similarly named mutual funds offered by the money manager; therefore, investment results may differ. Fund holdings and investment strategies are subject to change. Investments in some funds may involve certain risks and may not be appropriate for all investors. Also referred to as the Funds.
Valuation Day: The date on which a Sub-Account is valued. This occurs every day the New York Stock Exchange is open for trading
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us, our: Union Security Insurance Company (formerly Fortis Benefit Insurance Company) or Prudential Insurance Company of America in its capacity as administrator, as the case may be.
You, your: The owner of the Policy.

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APPENDIX A: State Availability Or Variations Of Certain Features And Riders

State	Feature or Rider	Availability or Variation
MN	Accelerated Benefit Rider	The rider will automatically be attached to all new issues except for insureds age 65 and over in MN. The rider will be attached after the first Policy anniversary for MN insureds aged 65 or over at issue.
CO	Accelerated Benefit Rider	No Benefit is available if an Insured’s Terminal Condition results from a self-inflicted injury and such injury occurs within a one year period following the Policy date. If such injury occurs beyond such period, the amount that may be requested with respect to such Insured may not include any part of the death benefit that was first effective within such one year period prior to such injury.
ND	Accelerated Benefit Rider	No Benefit is available if an Insured’s Terminal Condition results from a self-inflicted injury and such injury occurs within a one year period following the Policy date. If such injury occurs beyond such period, the amount that may be requested with respect to such Insured may not include any part of the death benefit that was first effective within such one year period prior to such injury.
OR	Policy Value Advances
For Policies issued in Oregon prior to May 15, 1996, the current schedule of Policy Value Advances follows the table below. These rates are only guaranteed in Oregon to the extent allowed by the state. There are no premium payment requirements to be eligible for the Policy Value Advances.

		Age of Insured Person at Issue	Policy Year 7	Policy Year 8	Policy Years 9 and Later to Age 95
		0-70	2%	4%	7%
		71-80	1%	3%	4%
NJ	Policy Value Advances
For Policies issued in the state of New Jersey, the current schedule of Policy Value Advances follows the table below. These rates are not guaranteed. There are no premium payment requirements to be eligible for the Policy Value Advances.

		Age of Insured Person at Issue	Policy Year 7	Policy Year 8	Policy Years 9 and Later to Age 95
		0-70	2%	4%	7%
		71-80	1%	3%	4%
NJ	Cash Value Bonuses	For Policies issue in the state of New Jersey, the current schedule of Cash Value Bonuses follows the table below. These rates are not guaranteed.
Bonus as a Percent of Cash Surrender Value
		At End of Policy Years 9 and through 19		At End of Policy Years 20 and Later to Age 95
		0.05%		0.15%
MA	Net Interest on Loans
Interest on Policy loans is at a fixed rate of 6.54% per year in Massachusetts, payable annually in advance. The net interest on loans reflects the net difference between the interest rates charged and credited. All loans have an effective annual interest credit equal to 5.0%. We will credit your Policy with interest at an effective annual rate of 7.0% in Massachusetts on one Policy loan of up to 10% of the surrender value in each Policy year if: the surrender value is at least $10,000 or the Policy has been in force for 12 years. The 10% limitation is raised to 15% for such loans obtained in Policy Years in which the Insured is 59½ or older.

	Guaranteed Death Benefit	The Guaranteed Death Benefit is not available in all states, and the guarantee period may be shorter in some states due to state limitations.
	Child Insurance Rider	This Rider may not be available in all states.

A-1

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APPENDIX B: Funds Available Under the Policy
The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.policyowner-services.com. You can also request this information at no cost by calling (800) 231-5453. Fund prospectuses and other information are also available from a financial intermediary (such as an insurance sales agent or broker-dealer) through which the Policy may be purchased or sold.
The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Affiliated Funds
Investment Objective	Fund, Investment Manager(s), and Subadviser(s)	Current Expenses	Average Annual Total Returns As Of 12/31/2020
			1 year	5 year	10 year
Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index.	Fund: BlackRock S&P 500 Index V.I. Fund- Class 1 Investment Manager: BlackRock Advisors, LLC Subadviser(s): N/A
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fund: Fidelity® VIP Government Money Market Portfolio - Service Class 2[1] Investment Manager: Fidelity Management & Research Company LLC (FMR) and other investment advisers Subadviser(s): N/A
Seeks long-term capital appreciation.	Fund: Hartford Small Cap Growth HLS Fund - Class IA Investment Manager: Hartford Funds Management Company, LLC Subadviser(s): Wellington Management Company LLP
Seeks long-term total return.	Fund: Hartford Balanced HLS Fund - Class IA Investment Manager: Hartford Funds Management Company, LLC Subadviser(s): Wellington Management Company LLP
Seeks growth of capital.	Fund: Hartford Capital Appreciation HLS Fund - Class IA [2] Investment Manager: Hartford Funds Management Company, LLC Subadviser(s): Wellington Management Company LLP
Seeks growth of capital.	Fund: Hartford Disciplined Equity HLS Fund (includes assets from Hartford Global Growth HLS Fund and Hartford Growth Opportunities HLS Fund) - Class IA Investment Manager: Subadviser(s): N/A
Seeks a high level of current income consistent with growth of capital.
Fund: Hartford Dividend and Growth HLS Fund (includes assets from Hartford Value HLS Fund) - Class IA
Investment Manager: Hartford Funds Management Company, LLC
Subadviser(s): Wellington Management Company LLP

B-1

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Seeks long-term growth of capital.	Fund: Hartford International Opportunities HLS Fund - Class IA Investment Manager: Hartford Funds Management Company, LLC Subadviser(s): Wellington Management Company LLP
Seeks long-term growth of capital.
Fund: Hartford MidCap HLS Fund (includes assets from Hartford MidCap Growth HLS Fund and Hartford MidCap Value HLS Fund) - Class IA
Investment Manager: Hartford Funds Management Company, LLC
Subadviser(s): Wellington Management Company LLP

Seeks long-term growth of capital.	Fund: Hartford Stock HLS Fund - Class IA Investment Manager: Hartford Funds Management Company, LLC Subadviser(s): Wellington Management Company LLP
Seeks a competitive total return.
Fund: Hartford Total Return Bond HLS Fund - Class IA (includes all assets from Hartford High Yield HKS Fund)
Investment Manager: Hartford Funds Management Company, LLC
Subadviser(s): Wellington Management Company LLP

Seeks total return and income	Fund: Hartford Ultrashort Bond HLS Fund - Class IA3 Investment Manager: Hartford Funds Management Company, LLC Subadviser(s): Wellington Management Company LLP
1.In a low interest rate environment, yields for money market funds, after deduction of Policy charges may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Policy Value to a money market Sub-Account or participate in an Asset Allocation Program where Policy Value is allocated to a money market Sub-Account, that portion of your Policy Value may decrease in value.
2.Closed to all premium payments and transfers of Policy Value for all policies issued on or after 8/2/2004.
3.Formerly Hartford Money Market HLS Fund — Class IA.
B-2

Where You Can Find More Information
The statement of additional information ("SAI") is legally a part of this prospectus, both of which are filed with the SEC under the Securities Act of 1933, Registration No. 033-28551. The SAI contains additional information about the Variable Account C. The SEC maintains a website (http://www.sec.gov) that contains the USIC Wall Street Series VUL220 SAI, material incorporated by reference, and other information about us. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
You can call us at (800) 231-5453 to ask us questions, request information about the Policy, and obtain copies of the SAI and personalized illustrations or other documents without charge. You can also view the SAI located with the prospectus at www.policyowner-services.com, or request a copy by writing to us at: Talcott Resolution, P.O. Box 305034, Nashville, TN 537230-5034.

EDGAR Class/Contract Identifier: C000008024
Investment Company Act of 1940: Registration No. 811-04613

STATEMENT OF ADDITIONAL INFORMATION

WALL STREET SERIES VUL 220
VARIABLE ACCOUNT C
UNION SECURITY INSURANCE COMPANY

ADMINISTERED BY:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
751 BROAD STREET
NEWARK, NJ 07102
TELEPHONE: (800) 231-5453

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 1-800-231-5453 or login to www.policyowner-services.com.
The date of this Statement of Additional Information and of the related prospectuses is May 1, 2022.
Union Security Insurance Company no longer offers these Policies for sale.

GENERAL INFORMATION AND HISTORY
Description of Union Security Insurance Company
Union Security Insurance Company ("Union Security", "the Company", “us”, "we", or "our") is a Kansas corporation founded in 1910. Union Security Insurance Company was formerly called Fortis Benefits Insurance Company. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.

Union Security Insurance Company Variable Account C
We have established as a Separate Account, the Union Security Insurance Company Variable Account (the “Account” or the “Registrant”) to hold the assets that are associated with the Policies. The Account was established on March 13, 1986 under Minnesota law and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a “Separate Account” under the federal securities laws.
Title to the assets of the Separate Account is held by Union Security. The assets are kept physically segregated and are held separate and apart from Union Security's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

Control of Union Security Insurance Company
Union Security is a wholly owned subsidiary of CUNA Mutual Holding Company, an Iowa domiciled mutual insurance holding company. Through its insurance company subsidiaries, CUNA Mutual Holding Company offers life and property and casualty insurance to individual consumers and institutions.

SERVICES
On January 2, 2013, Talcott Resolution Life and Annuity Insurance Company f/k/a Hartford Life and Annuity Insurance Company entered into agreements with The Prudential Insurance Company of America (“Prudential”) under which Prudential will reinsure the obligations of Talcott under the variable life insurance policies and provide administration for the policies. Prior to January 2, 2013, Talcott provided administration for the policies issued by Union Security Insurance Company (“USIC”) in accordance with the terms of the Administrative Services Agreement dated April 1, 2001 by and between USIC and Talcott (“Talcott Administrative Services Agreement”).
Prudential is a New Jersey domiciled life insurance company with offices located in Newark, New Jersey. Prudential’s mailing address is 213 Washington Street, Newark, NJ 07102. Prudential is ultimately controlled by Prudential Financial, Inc.
The financial statements of the individual Sub-Accounts which comprise Variable Account C of Union Security Insurance Company incorporated in this Prospectus by reference from Form N-VPFS for the year ended December 31, 2020 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The financial statements of Union Security Insurance Company as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 incorporated in this registration statement by reference to the Form N-VPFS (No. 811-04613) have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.
CYBERSECURITY AND BUSINESS CONTINUATION RISKS
With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber-attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
2

The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters, and similar events, whether deliberate or unintentional, that could impact us and our Contract Owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value ("NAV") with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the
Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

ADDITIONAL INFORMATION ABOUT OPERATION OF POLICIES AND REGISTRANT

Legal Considerations Relating To Sex-Distinct Premiums And Benefits
The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Reports to Policy Owners
We will send you a statement at least once each year, showing: the current Account Value, Cash Surrender Value and Face Amount; the premiums paid, monthly deduction amounts and any loans since your last statement; the amount of any Indebtedness; any notifications required by the provisions of your Policy; and any other information required by the Insurance Department of the state where your Policy was delivered.
We also make available annual and semi-annual reports of the Funds showing the financial condition of the Funds and the investments held in each Fund. The most recent annual and semi-annual reports are available at www.policyowner-services.com or by calling (800) 231-5453.
UNDERWRITERS
Effective May 1, 2014, Pruco Securities, LLC, ("Pruco Securities") an indirect wholly owned subsidiary of Prudential Financial, acts as the principal underwriter of all policies offered through this registration statement. Pruco Securities, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971). Pruco Securities' principal business address is 751 Broad Street, Newark, New Jersey 07102.
Pruco Securities received gross distribution revenue for its variable life insurance products of $434,196,019 in 2020, $281,884,778 in 2019, and $187,214,104 in 2018. Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained
3

compensation of $3,347,257 in 2020, $2,809,798 in 2019, and $2,211,393 in 2018. Pruco Securities offers the Contract on a continuous basis.
The policies are sold by salespersons who are financial professional registered broker-dealers who have entered into sales agreements with Pruco Securities. The salespersons are compensated for the sale by registered broker-dealers according to sales agreements between the salesperson and the broker-dealer. The commissions paid to the salespersons vary according to the terms of the sales agreement between the salesperson and the broker-dealer.
Pruco Securities may pay alternative amounts for sales of the policies under a flexible compensation plan, but the maximum value of any alternative amounts we pay is expected to be equivalent over time to the amounts described above.
Your registered financial professional receives a portion of the compensation that is payable to his or her broker-dealer in connection with the policy, depending on the agreement between your financial professional and his or her firm. Union Security is not involved in determining the compensation of your financial professional. That compensation arrangement may present its own incentives or conflicts. You may ask your financial professional how he/she will personally be compensated for the transaction.
In addition to the commissions described above in this SAI, Union Security and/or an affiliate pay to broker-dealers additional amounts as general marketing allowances. Such payments may offset the broker-dealer's expenses in connection with activities that it is required to perform. Such payments may give Union Security greater access to financial professionals of the broker-dealers that receive such compensation.
All of the compensation described in this section may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this policy over other policies or over other investment options. You may ask your financial professional about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the policy.
These other compensation payments, which may be different for different broker-dealers, will be made by Union Security out of its assets and are not direct deductions from the policy values.

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load
Currently we assess the sales charge through a flat monthly deduction from your Policy Value and a daily deduction at an annual rate of your Policy Value invested in the Sub-Accounts. However, we reserve the right to deduct the charge directly from premium at the maximum rate as a percentage of each premium paid into the Policy. The sales charge may be used to cover expenses related to the sale and distribution of the policies.

Reduced Charges for Eligible Groups
The Policy is available for purchase by individuals, corporations and other entities. We may reduce or waive certain charges described above where the size or nature of such sales results in savings to us with respect to sales, underwriting, administrative or other costs. Eligibility for these reductions will be determined by factors that we believe are relevant to the expected reduction of our expenses. Some of these reductions may be guaranteed and others may be subject to modification. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policy Owners invested in the Separate Account.

Underwriting Procedures
To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of Insured's age 80 and under who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason.
Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. For Smoker and Non-Smoker risks, the cost of insurance rate will not exceed those based on the 1980 CSO table, age last birthday (ALB), Male or Female, Smoker and Non-Smoker (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 CSO table, age last birthday (ALB), Male or Female, Smoker and Non-Smoker (unisex rates may be required in some states) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.
No change in the terms or conditions of a policy will be made without your consent. We are no longer accepting new applications for this Policy.

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FINANCIAL STATEMENTS
The financial statements of the Company and the Separate Account are included in this SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.
The financial statements of the Union Security Variable Account C and of Union Security Insurance Company are hereby incorporated by reference to Form N-VPFS dated April xx, 2022.
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OTHER INFORMATION

Item 30. Exhibits

Exhibit Number	Description of Exhibit
(a)	Board of Directors Resolution:
(i)	Resolution of the Board of Directors of Fortis Benefits Insurance Company (“Fortis”) authorizing the establishment of the Separate Account. (Note 2)

(b)	Custodian Agreements:
Not Applicable.

(c)	Underwriting Contracts:
(i)	Principal Underwriter and Servicing Agreement (Note 3)

(d)	Contracts:
(i)	Form of Variable Life Insurance Policy (Note 4)
(ii)	Accelerated Death Benefit Rider. (Note 5)
(iii)	Additional Insurance Rider. (Note 5)
(iv)	Child Insurance Rider (Note 5)
(v)	Primary Insured Rider (Note 5)
(vi)	Waiver of Monthly Deduction Amount Rider (Note 5)
(vii)	Waiver of Select Amount Rider (Note 5)

(e)	Applications:
(i)	Form of Application for Variable Life Insurance Policy (Note 6)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Union Security Insurance Company, as amended and restated November 15, 2012. (Note 7)
(ii)	By-laws of Union Security Insurance Company, as restated September 30, 2009. (Note 8)

(g)	Reinsurance Contracts:
(i)	Allianz Life Insurance Company of North America (Note 10)
(ii)	Lincoln National Life Insurance Company (Note 10)
(iii)	Phoenix Home Life Mutual Insurance Company (Note 10)
(iv)	Security Life of Denver Insurance Company (Note 10)
(v)	The Mercantile & General Reinsurance Company (Note 10)
(vi)	The Prudential Insurance Company of America. (Note 9)

(h)	Participation Agreements:
(i)	Participation Agreement between Talcott (formerly Hartford Life Insurance Company) and Hartford Series Fund, Inc. and Hartford Series Fund II, Inc. (Note 5)
(ii)	Participation Agreement between Union Security and Fidelity Distributors Corporation (Note 3)
(iii)	Amendment #1 to the Participation Agreement between Union Security and Fidelity Distributors Corporation (Note 3)
(iv)	Participation Agreement between Union Security and Black Rock (To be filed with Amendment)

(i)	Administrative Contracts:
(i)	Service Agreement between Talcott (formerly Hartford Life Insurance Company) and HL Investment Advisers, LLC (Note 5)

(ii)	Service Agreement between Talcott (formerly Hartford Life Insurance Company) and The Prudential Insurance Company of America (Note 9)

(j)	Other Material Contracts:
Not Applicable.

(k)	Legal Opinion:
Opinion and Consent of Paul Barbato , Esq. as to the legality of the securities being registered. (To be filed with Amendment)

(l)	Actuarial Opinion:
Not Applicable.

(m)	Calculation:
Not Applicable.

(n)	Other Opinions:
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (To be filed with Amendment)
(ii)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm (To be filed with Amendment)
(iii)	Powers of Attorney: Tammy L. Schultz, Paul Barbato, Brian Borakove, Michael Anderson, Christopher Copeland, Fernand LeBlanc, Lisa Young (Note 1)

(o)	Omitted Financial Statements:
Not Applicable.

(p)	Initial Capital Agreements:
Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing transfer and redemption procedures (Note 1)

(r)	Form of Initial Summary Prospectuses:
Not Applicable.

(Note 1)	Filed Herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6, File No. 33-65243, filed with the Securities and Exchange Commission on April 22, 2002.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6, File No. 033-28551, filed with the Securities and Exchange Commission on April 15, 2014.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form S-6, File No. 33- 03919, filed with the Securities and Exchange Commission on April 22, 2002.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-6, File No. 333-69327, filed with the Securities and Exchange Commission on April 25, 2012.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-6, File No. 033-28551, filed with the Securities and Exchange Commission on April 29, 2021.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-6, File No. 033-65243, filed with the Securities and Exchange Commission on April 22, 2013.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4, File No. 033-63935, filed with the Securities and Exchange Commission on November 16, 2009.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N- 6, File No. 333-69327, filed with the Securities and Exchange Commission on April 22, 2013.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-6, File No. 33-28551, dated April 25, 2012.

ITEM 31. Directors and Officers of Union Security Insurance Company (Depositor)

Name and Principal Business Address	Position and Offices With Depositor
Tammy L. Schultz (1)	Chairman, President, Chief Executive Officer and Director
Paul Barbato (1)	Secretary
Brian Borakove (1)	Treasurer
Katherine Castro (1)	Assistant Secretary
Kristine Conway (1)	Assistant Treasurer
Mark Weniger (1)	Assistant Treasurer
Cami Douglas (1)	Vice President
Lisa Young (1)	Vice President
Brian Smith (1)	Appointed Actuary
John Landers (1)	Separate Accounts Chief Compliance Officer
Emily Gnam (1)	Anti-Money Laundering Officer
Michael Anderson (1)	Director
Christopher Copeland (1)	Director
Fernand LeBlanc (1)	Director
Lisa Young (1)	Director
(1)Address: 5910 Mineral Point Rd, Madison, WI 53705

ITEM 32. Persons Controlled by or Under Common Control with the Depositor or Registrant
(To be filed with Amendment)
ITEM 33. Indemnification
The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated person may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.
Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."
Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 34. Principal Underwriters
(a)Other Activity:
Pruco Securities, LLC ("Pruco Securities"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., acts as the Registrant's principal underwriter of the Contract. Pruco Securities, organized on September 22, 2003, under New Jersey law, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities' principal business address is 751 Broad Street, Newark, New Jersey 07102.
Pruco Securities acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:
•Pruco Life Variable Universal Account
•Pruco Life Variable Appreciable Account
•Pruco Life Variable Insurance Account
•Pruco Life PRUvider Variable Appreciable Account
•Pruco Life of New Jersey Variable Appreciable Account
•Pruco Life of New Jersey Variable Insurance Account
•The Prudential Variable Appreciable Account
•Talcott Resolution Life Insurance Company Separate Account VL I
•Talcott Resolution Life Insurance Company Separate Account VL II
•Talcott Resolution Life Insurance Company Separate Account One
•Talcott Resolution Life Insurance Company Separate Account Five
•Talcott Resolution Life & Annuity Insurance Company Separate Account VL I
•Talcott Resolution Life & Annuity Insurance Company Separate Account VL II
•Talcott Resolution Life & Annuity Insurance Company Separate Account Five
•Union Security Insurance Company Variable Account C
The Contract is sold by registered representatives of Pruco Securities who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Pruco Securities and applicable law to do so.

(b) Management:

Managers And Officers Of Pruco Securities, LLC

Name and Principal Business Address	Position and Office with Pruco Securities
Robert Begun (Note 1)	President, Manager, Vice President, Principal Operations Officer
John M. Cafiero (Note 2)	Assistant Secretary
David Camuzo (Note 1)	Secretary
Dana E. Cordes (Note 2)	Anti-Money Laundering Officer
Susanna Davi (Note 2)	Assistant Treasurer
Dexter M. Feliciano (Note 1)	Vice President, Chief Operating Officer, Manager
Anthony M. Fontano (Note 1)	Vice President, Manager
Peter C. Gayle (Note 1)	Vice President, Manager
Bradford O. Hearn (Note 1)	Chairman, Manager
Salene Hitchcock-Gear (Note 1)	Manager
Neil P. Hogan (Note 1)	Interim Chief Compliance Officer
Patrick L. Hynes (Note 1)	Manager
Hasan Ibrahim (Note 1)	Vice President, Chief Legal Officer, Assistant Secretary
Milton T. Landes (Note 1)	Vice President
Elspeth Leung (Note 3)	Assistant Controller
Tina Lloyd (Note 4)	Assistant Secretary
Joseph B. McCarthy (Note 2)	Assistant Treasurer
Juzer Mohammedshah (Note 1)	Treasurer
Charles M. O'Donnell (Note 1)	Vice President
Maggie Palen (Note 2)	Assistant Secretary
Robert P. Smit (Note 2)	Vice President, Controller, Chief Financial Officer, Principal Financial Officer
Jordan K. Thomsen (Note 1)	Assistant Secretary
Dianne Trinkle (Note 3)	Assistant Controller

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) 2101 Welsh Road, Dresher, PA 19025

(c) Compensation From the Registrant:
Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $3,347,257 in 2020, $2,809,798 in 2019, and $2,211,393 in 2018. Pruco Securities offers the Contract on a continuous basis.

The sum of the chart below is $434,196,019, which represents Pruco Securities’ total 2020 Variable Life Distribution Revenue. The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Pruco Securities during the last fiscal year with respect to variable life insurance products.
Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation
Pruco Securities	$112,296,988	$0	$321,899,031	$0

* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Pruco Securities registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.
ITEM 35. LOCATION OF ACCOUNTS AND RECORDS
Provided in the most recent report on Form N-CEN.
ITEM 36. MANAGEMENT SERVICES
On January 2, 2013, Talcott Resolution Life and Annuity Insurance Company (“Talcott”) entered into agreements with The Prudential Insurance Company of America (“Prudential”) under which Prudential reinsured the obligations of Talcott under the variable life policies and provides administration for the policies. Prior to January 2, 2013, Talcott provided administration for the policies issued by Union Security Insurance Company (“USIC”) in accordance with the terms of the Administrative Services Agreement dated April 1, 2001 by and between USIC and Talcott (“Talcott Administrative Services Agreement”).
ITEM 37. FEE REPRESENTATION
The Prudential Insurance Company of America ("Prudential") represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 5th day of October, 2021.
VARIABLE ACCOUNT C
(Registrant)

By:	/s/ *	*By:	/s/ William J. Evers
	Tammy L. Schultz		William J. Evers
	Chairman, President and Chief Executive Officer		Vice President and Corporate Counsel
UNION SECURITY INSURANCE COMPANY
(Depositor)

By:	/s/ *
Tammy L. Schultz
Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post‑Effective Amendment No. 44 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 5th day of October, 2021.

Signature and Title

/s/ *
Tammy L. Schultz
Chairman, President, Chief Executive Officer and Director

/s/ *
Paul Barbato
Secretary

/s/ *
Brian Borakove	*By:	/s/ William J. Evers
Treasurer		William J. Evers
Vice President and Corporate Counsel
/s/ *
Michael Anderson
Director

/s/ *
Christopher Copeland
Director

/s/ *
Fernand LeBlanc
Director

/s/ *
Lisa Young
Director